SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement

( ) Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(X)  Definitive Revised Proxy Statement

( )  Definitive Additional Materials

( )  Soliciting Material Under rule 14a-12

                         THE BEAR STEARNS COMPANIES INC.
                (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

( )  Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                              THE BEAR STEARNS COMPANIES INC.
                              PROXY STATEMENT








                              NOTICE OF THE ANNUAL MEETING
                              OF STOCKHOLDERS TO BE HELD MARCH 26, 2002












[LOGO]

                         THE BEAR STEARNS COMPANIES INC.
                               383 MADISON AVENUE
                            NEW YORK, NEW YORK 10179
                                ---------------

To Our Stockholders:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders, which will be held on Tuesday, March 26, 2002, at 5:00 P.M., New York City time, in the Bear Stearns Auditorium, 383 Madison Avenue, 2nd Floor, New York, New York.

     At the meeting we will be reporting to you on your Company's current operations and outlook. Stockholders will elect directors of the Company and transact such other items of business as are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement which follows. The Company's Board of Directors and management hope that many of you will be able to attend the meeting in person.

     The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. ACCORDINGLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY SHOULD YOU WISH TO VOTE IN PERSON.

                                        Sincerely yours,



                                        James E. Cayne
                                        Chairman of the Board,
                                        Chief Executive Officer

March 4, 2002

                         THE BEAR STEARNS COMPANIES INC.
                               383 MADISON AVENUE
                            NEW YORK, NEW YORK 10179
                                    --------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 26, 2002
                                    --------

To the Stockholders of
THE BEAR STEARNS COMPANIES INC.:

     The Annual Meeting of Stockholders of The Bear Stearns Companies Inc., a Delaware corporation (the "Company"), will be held on Tuesday, March 26, 2002, at 5:00 P.M., New York City time, in the Bear Stearns Auditorium, 383 Madison Avenue, 2nd Floor, New York, New York, for the following purposes:

     1. To elect eleven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

     2. To approve amendments to The Bear Stearns Companies Inc. Non-Employee Directors' Stock Option Plan to permit grants of restricted stock units and grants of options or shares in exchange for a portion of the annual cash retainer.

     3. To approve an amendment to The Bear Stearns Companies Inc. Stock Award Plan to increase the number of shares subject to awards granted under the Stock Award Plan.

     4. To transact such other business as may properly be brought before the meeting and any adjournments or postponements thereof.

     Holders of record of Common Stock of the Company, par value $1.00 per share, at the close of business on February 15, 2002, will be entitled to notice of, and to vote on, all matters presented at the meeting and at any adjournments or postponements thereof.

                                        By order of the Board of Directors



                                        Kenneth L. Edlow,
                                        Secretary

March 4, 2002

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         THE BEAR STEARNS COMPANIES INC.
                               383 MADISON AVENUE
                            NEW YORK, NEW YORK 10179
                                    --------

                                 PROXY STATEMENT
                                    --------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 26, 2002
                                    --------

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being furnished to the holders of Common Stock of The Bear Stearns Companies Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the Bear Stearns Auditorium, 383 Madison Avenue, 2nd Floor, New York, New York, on Tuesday, March 26, 2002, at 5:00 p.m., New York City time, and at any adjournments or postponements thereof. These proxy materials are being sent on or about March 4, 2002, to holders of record on February 15, 2002, of the Company's Common Stock, par value $1.00 per share ("Common Stock").

     A proxy may be revoked by a stockholder prior to its exercise in any of three ways: by written notice to the Secretary of the Company; by submission of another proxy bearing a later date; or by voting in person at the Annual Meeting. Revocation by notice to the Secretary of the Company, or by submission of a later proxy, will not affect a vote on any matter which is taken by the Company prior to the receipt of the notice or later proxy. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder. If no instructions are indicated, the proxy will be voted FOR the slate of directors described herein; FOR the approval of amendments to The Bear Stearns Companies Inc. Non-Employee Directors' Stock Option Plan as described herein; FOR the approval of an amendment to The Bear Stearns Companies Inc. Stock Award Plan to increase the number of shares subject to awards granted under the Stock Award Plan as described herein and, as to any other matter of business that may be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting on the matter.

     The Company has adopted a policy of encouraging stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. The Company has designated an independent third party, Mellon Investor Services LLC, the Company's transfer agent, to receive and to tabulate stockholder proxy votes. The manner in which any stockholder votes on any particular issue will be kept confidential and will not be disclosed to the Company or any of its officers or employees except (i) where disclosure is required by applicable law,
(ii) where disclosure of a vote of a stockholder is expressly requested by such stockholder, or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals may be disclosed to the Company from time to time and publicly announced at the Annual Meeting. The policy of ensuring confidentiality of stockholder votes will also apply to shares of Common Stock held in customer accounts at the Company's subsidiary, Bear, Stearns Securities Corp. Holders of Common Stock whose shares are held in such accounts will be requested to give instructions with respect to the manner in which their shares are to be voted to Automatic Data Processing, Inc., which has been directed not to disclose such instructions to the Company.

     This solicitation is being made by the Company. All expenses of the Company in connection with this solicitation will be borne by the Company. Directors, officers and other employees of the Company also may solicit proxies, without additional compensation, by telephone, in person or otherwise. The Company also will request that brokerage firms, nominees, custodians, and fiduciaries forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for reasonable out-of-pocket expenses incurred by them in forwarding such materials.

                                   THE COMPANY

     The Company was incorporated under the laws of the State of Delaware on August 21, 1985. The Company succeeded to the business of Bear, Stearns & Co., a New York limited partnership (the "Partnership"), on October 29, 1985. As used in this Proxy Statement, all references to "Bear Stearns", "BSB", "BSSC" and "BSIL" are to Bear, Stearns & Co. Inc., Bear

Stearns  Bank  plc,  Bear,   Stearns   Securities   Corp.,  and  Bear,   Stearns
International Limited, respectively, the principal operating subsidiaries of the Company.

     On January 18, 2000, the Company's Board of Directors elected to change its fiscal year-end to November 30 from June 30, effective with the year beginning November 27, 1999. The five-month period ended November 26, 1999 is the Company's "Transition Period". References to fiscal years prior to fiscal 2000 in this proxy statement refer to the fiscal years ended June 30 while references to fiscal 2001 and 2000 refer to the fiscal years ended November 30, 2001 and November 30, 2000, respectively.

                                VOTING SECURITIES

     Holders of record of Common Stock at the close of business on February 15, 2002, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote. Shares of Common Stock represented by CAP Units (as hereinafter defined) credited pursuant to the Capital Accumulation Plan are not outstanding and are not entitled to vote at the Annual Meeting.

     On February 15, 2002, 99,852,892 shares of Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum.

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors. The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for (i) the approval of the amendments to The Bear Stearns Companies Inc. Non-Employee Directors' Stock Option Plan and (ii) the approval of an amendment to The Bear Stearns Companies Inc. Stock Award Plan. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum, but will have the practical effect of a negative vote as to that proposal. Brokers (other than Bear Stearns and BSSC) who do not receive a stockholder's instructions are entitled to vote on the election of directors. The New York Stock Exchange (the "NYSE") determines whether brokers who do not receive instructions will be entitled to vote on the other proposals contained in this Proxy Statement. Under the rules of the NYSE, if Bear Stearns and BSSC do not receive a stockholder's instructions, and other brokers are entitled to vote on a proposal, Bear Stearns and BSSC are also entitled to vote such shares of Common Stock, but only in the same proportion as the shares represented by votes cast by all other record holders with respect to such proposal. In the event of a broker non-vote with respect to any proposal coming before the meeting caused by the beneficial owner's failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum, but will not be deemed present and entitled to vote on that proposal for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which a majority is calculated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of February 15, 2002, the following is the only entity (other than the Company's employees as a group) known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock.

      NAME AND ADDRESS OF            TOTAL NUMBER OF SHARES             PERCENT
       BENEFICIAL OWNER                BENEFICIALLY OWNED               OF CLASS
      -------------------            ----------------------             --------
Legg Mason, Inc.(1)(2)                     5,510,672                      5.52%
     100 Light Street
     Baltimore, MD 21202

----------
(1) According to the Schedule 13G, filed with the Commission on February 8, 2002, by Legg Mason, Inc., a parent holding company incorporated in Maryland ("Legg Mason"), Legg Mason beneficially owned 5,510,672 shares of Common Stock with shared voting and shared dispositive power over 5,510,672 shares. The Legg Mason subsidiaries that acquired Common Stock were identified and classified as follows: Legg Mason Funds Management, Inc., investment adviser; Bartlett & Co., investment adviser; Bingham Legg Advisers, LLC, investment adviser; Brandywine Asset Management, LLC, investment adviser; Legg Mason Capital Management, Inc., investment adviser; Legg Mason Wood Walker, Inc., investment adviser and broker/dealer with discretion; and Perigee Investment Counsel, Inc., investment adviser.
(2) In addition, Private Capital Management, whose address is 8889 Pelican Bay Boulevard, Naples, FL 34108, an institutional investment manager and wholly-owned subsidiary of Legg Mason, Inc., reported on Form 13F, dated February 15, 2002, that it owns 4,127,425 shares of Common Stock.

     The determination that there were no other persons, entities or groups known to the Company to beneficially own more than 5% of the Common Stock was based on a review of all statements filed with respect to the Company since the beginning of the past fiscal year with the Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information with respect to the outstanding shares of Common Stock beneficially owned by each director of the Company, each nominee for director of the Company, each executive officer named in the Summary Compensation Table under "Executive Compensation" and all directors, nominees and executive officers of the Company as a group, is furnished as of January 31, 2002. Also set forth below as of such date is certain information with respect to the number of shares of Common Stock represented by CAP Units credited to the accounts of such persons pursuant to the Capital Accumulation Plan (notwithstanding that shares underlying CAP Units generally are not deemed to be beneficially owned for this purpose because the named persons have neither the present ability to direct the vote nor the ability to dispose of such shares and will not have such rights within the next 60 days) and Common Stock represented by Restricted Stock Units granted under the Stock Award Plan.


                                                                                                     PERCENTAGE OF
                                         AMOUNT                                COMMON STOCK           OUTSTANDING
                                      AND NATURE OF        PERCENT OF         REPRESENTED BY        COMMON STOCK,
                                      COMMON STOCK        COMMON STOCK        CAP UNITS AND          CAP UNITS AND
                                      BENEFICIALLY        BENEFICIALLY       RESTRICTED STOCK      RESTRICTED STOCK
    NAME AND ADDRESS (1)              OWNED (2)(3)            OWNED                UNITS            UNITS COMBINED
     ------------------               -------------       -------------       --------------        --------------
James E. Cayne (5) ...........          4,702,840              4.70%             2,646,397                5.16%
Carl D. Glickman (6) .........            371,845               (4)                     --                 (4)
Alan C. Greenberg ............             48,500               (4)              1,101,003                 (4)
Donald J. Harrington, C.M. ...              6,266               (4)                     --                 (4)
Mark E. Lehman (7) ...........            137,841               (4)                316,798                 (4)
Marshall J Levinson (8) ......                939               (4)                 20,244                 (4)
William L. Mack ..............             28,050               (4)                     --                 (4)
Michael Minikes (9) ..........            299,166               (4)                342,434                 (4)
Samuel L. Molinaro Jr. .......             20,490               (4)                108,563                 (4)
Frank T. Nickell .............             39,501               (4)                     --                 (4)
Frederic V. Salerno ..........              6,417               (4)                     --                 (4)
Alan D. Schwartz .............            795,008               (4)              1,937,278                1.92%
Warren J. Spector (10) .......            146,749               (4)              3,654,728                2.67%
Vincent Tese .................              7,102               (4)                     --                 (4)
Fred Wilpon ..................              7,337               (4)                     --                 (4)

All directors, nominees and
executive officers as a
group (15 individuals) .......          6,618,051                6.61%          10,127,445              11.76%

----------
(1)  The address in each case is 383 Madison Avenue, New York, New York 10179.
(2) Nature of Common Stock beneficially owned is sole voting and investment power, except as indicated in subsequent notes. Includes an aggregate of 3,362 shares of Common Stock owned by directors, nominees and executive officers through The Bear Stearns Companies Inc. Employee Stock Ownership Plans (the "ESOPs"). Shares owned by the ESOPs that are allocated to employees' accounts are voted on a "pass through" basis by the employees to whose accounts such shares are allocated. Shares not allocated to employees' accounts, and allocated shares for which voting directions have not been received, are voted by the trustee of the ESOPs in proportion to the manner in which allocated shares are directed to be voted by the employees.

(3) Does not include shares underlying CAP Units credited under the Capital Accumulation Plan, except for the following number of shares distributed during March 2002 to the following persons: Mr. Cayne--35,809, Mr. Greenberg--18,500, Mr. Lehman--4,671, Mr. Levinson--339, Mr.
     Minikes--9,165, Mr. Molinaro--690, Mr. Schwartz--26,037, and Mr. Spector--32,601.

(4)  Less than one percent.

(5) Includes 45,669 shares of Common Stock owned by Mr. Cayne's wife, as to which shares Mr. Cayne disclaims beneficial ownership. Includes 285,715 shares of Common Stock held by a charitable trust, as to which shares Mr. Cayne disclaims beneficial ownership. Does not include 229,454 shares of Common Stock held by trusts established for Mr. Cayne's children, as to which shares Mr. Cayne disclaims beneficial ownership. Does not include 8,048 shares of Common Stock owned by a child of Mr. Cayne, as to which shares Mr. Cayne disclaims beneficial ownership.

(6) Does not include 3,427 shares of Common Stock owned by Mr. Glickman's wife, as to which shares Mr. Glickman disclaims beneficial ownership.
(7) Does not include 29,763 shares of Common Stock held in a trust established for Mr. Lehman's wife, as to which shares Mr. Lehman disclaims beneficial ownership.
(8) Does not include 77 shares of Common Stock held in a trust established for Mr. Levinson's daughter, as to which shares Mr. Levinson disclaims beneficial ownership.
(9) Does not include 1,247 shares of Common Stock owned by Mr. Minikes' wife, as to which shares Mr. Minikes disclaims beneficial ownership.
(10) Does not include 636 shares of Common Stock owned by Mr. Spector's wife, as to which shares Mr. Spector disclaims beneficial ownership.

                            I. ELECTION OF DIRECTORS

     The Board of Directors has nominated and recommends the election of each of the nominees set forth below as a director of the Company to serve until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified. Each nominee is currently a director of the Company. Each nominee who is elected or re-elected to the Board of Directors will hold office until the next Annual Meeting of Stockholders, in accordance with the By-laws of the Company. Should any nominee become unable or unwilling to accept nomination or election, it is intended that the persons named in the enclosed proxy will vote the shares that they represent for the election of a substitute nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors. At present, it is anticipated that each nominee will be a candidate.

     The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors. Officers serve at the discretion of the Board of Directors.

                                                                                                     YEAR FIRST
                                                                                                     ELECTED TO
                                     AGE AS OF                                                        SERVE AS
                                    JANUARY 31,               PRINCIPAL OCCUPATION                   DIRECTOR OF
            NAME                       2002                  AND DIRECTORSHIPS HELD                  THE COMPANY
            ----                    -----------              ----------------------                  -----------
James E. Cayne .................        67           Chairman of the Board and Chief Executive          1985
                                                     Officer of the Company and Bear Stearns,
                                                     member of the Executive Committee (as
                                                     hereinafter defined)

Carl D. Glickman ...............        75           Private Investor; Trustee, Chairman of the         1985
                                                     Executive Committee, Lexington Corporate
                                                     Property Trust

Alan C. Greenberg ..............        74           Chairman of the Executive Committee                1985

Donald J. Harrington, C.M. .....        56           President, St. John's University; Director,        1993
                                                     The Reserve Fund, Reserve Institutional
                                                     Trust, Reserve Tax-Exempt Trust, Reserve
                                                     New York Tax-Exempt Trust and Reserve
                                                     Special Portfolios Trust

William L. Mack ................        61           Founder and Managing Partner, The Apollo           1997
                                                     Real Estate Investment Funds; President
                                                     and Senior Managing Partner, The Mack
                                                     Organization; Chairman of the Board of
                                                     Mack-Cali Realty Corporation and
                                                     Metropolis Realty Trust, Inc.; Director, Vail
                                                     Resorts, Inc. and Wyndham International, Inc.

Frank T. Nickell ...............        54           President and Chief Executive Officer of Kelso     1993
                                                     & Company; Director, Blackrock Inc., Earle
                                                     M. Jorgensen Company, Peebles Inc., NYU
                                                     Hospitals Center Board of Trustees and New York
                                                     University School of Medicine Foundation Board

Frederic V. Salerno ............        58           Vice Chairman and CFO of Verizon                   1992
                                                     Communications; Director, Avnet, Inc.,
                                                     Viacom, Inc. and Zucotto Wireless, Inc.

Alan D. Schwartz ...............        51           President and Co-Chief Operating Officer           1987 (1)
                                                     of the Company and Bear Stearns, member
                                                     of the Executive Committee and Head of the
                                                     Investment Banking Group of Bear Stearns;
                                                     Director, Champps Entertainment, Inc.

                                                                                                     YEAR FIRST
                                                                                                     ELECTED TO
                                     AGE AS OF                                                        SERVE AS
                                    JANUARY 31,               PRINCIPAL OCCUPATION                   DIRECTOR OF
            NAME                       2002                  AND DIRECTORSHIPS HELD                  THE COMPANY
            ----                    -----------              ----------------------                  -----------
Warren J. Spector ................      44           President and Co-Chief Operating Officer           1990 (1)
                                                     of the Company and Bear Stearns, member
                                                     of the Executive Committee and Head of
                                                     the Fixed Income Group of Bear Stearns

Vincent Tese .....................      58           Chairman and Director of Wireless Cable            1994
                                                     International Inc.; Director, Allied Waste
                                                     Industries Inc., Bowne & Co. Inc.,
                                                     Cablevision Inc., Mack-Cali Realty Corp.,
                                                     National Wireless Holdings Inc. and Lynch
                                                     Interactive Corp.

Fred Wilpon ......................      65           Chairman of the Board of Directors of              1993
                                                     Sterling Equities, Inc.; Director, Loews
                                                     Corporation; President and Chief Executive
                                                     Officer of the New York Mets

----------
(1)  Did not serve as director during 1997 and 1998.

     Mr. Cayne became Chairman of the Board on June 25, 2001. Mr. Cayne has been Chief Executive Officer of the Company and Bear Stearns for more than the past five years and prior to June 25, 2001, was President of the Company and Bear Stearns for more than the past five years.

     Mr. Glickman has been a private investor for more than the past five years. Mr. Glickman is also currently Chairman of the Compensation Committee of the Board of Directors of the Company.

     Mr. Greenberg has been Chairman of the Executive Committee for more than the past five years and prior to June 25, 2001, was Chairman of the Board of the Company for more than the past five years.

     Father Harrington has been the President of St. John's University for more than the past five years.

     Mr. Mack has been Managing Partner of the Apollo Real Estate Investment Funds for more than the past five years. He has been President and Senior
Managing Partner of The Mack Organization (a national owner, developer and investor in office and industrial buildings and other real estate) for more than the past five years. Mr. Mack is Chairman of the Board of Mack-Cali Realty Corporation (a publicly traded real estate investment trust). He is also Chairman of the Board of Metropolis Realty Trust, Inc. (the owner of high rise office buildings).

     Mr. Nickell has been President of Kelso & Company, a privately held merchant banking firm, for more than the past five years. Mr. Nickell was appointed Chief Executive Officer of Kelso & Company in 1998.

     Mr. Salerno is the Vice Chairman and CFO of Verizon Communications (formerly Bell Atlantic Corporation). Prior to June 2000, Mr. Salerno was the Senior Executive Vice President and CFO/Strategy and Business Development of Bell Atlantic Corporation. Prior to the merger of NYNEX Corp. ("NYNEX") and Bell Atlantic Corporation, Mr. Salerno was the Vice Chairman of the Board of NYNEX for more than five years. Mr. Salerno served as Chairman of the Board of the State University of New York from 1990 to 1996.

     Mr. Schwartz became President and Co-Chief Operating Officer of the Company and Bear Stearns and a member of the Executive Committee on June 25, 2001 and was an Executive Vice President of Bear Stearns for more than the past five years. Prior to June 30, 1999, Mr. Schwartz was an Executive Vice President of the Company and a member of the Executive Committee for more than the past five years. Mr. Schwartz is responsible for all of the investment banking activities of Bear Stearns.

     Mr. Spector became President and Co-Chief Operating Officer of the Company and Bear Stearns and a member of the Executive Committee on June 25, 2001 and was an Executive Vice President of Bear Stearns for more than the past five years. Prior to June 30, 1999, Mr. Spector was an Executive Vice President of the Company and a member of the Executive Committee for more than the past five years. Mr. Spector is responsible for all of the fixed income activities of Bear Stearns.

     Mr. Tese has been Chairman of Wireless Cable International Inc. since April 1995. Mr. Tese was Chairman of Cross Country Wireless Inc. from October 1994 to July 1995 and was a corporate officer and a general partner of Cross Country Wireless Inc.'s predecessors, Cross Country Wireless Cable-I, L.P. and Cross Country Wireless Cable West, L.P., from 1990 until October 1994. Mr. Tese was the Director of Economic Development for the State of New York from June 1987 to December 1994. Mr. Tese is currently Chairman of the Audit Committee of the Board of Directors of the Company.

     Mr. Wilpon has been Chairman of the Board of Directors of Sterling Equities, Inc., a privately held entity, and certain affiliates thereof, which are primarily real estate development/owner management companies, for more than the past five years. Mr. Wilpon has also been President and Chief Executive Officer of the New York Mets baseball team for more than the past five years.

     There is no family relationship among any of the directors or executive officers of the Company.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held eight meetings (exclusive of committee meetings) during the preceding fiscal year. In addition, the Board of Directors has established four committees whose functions and current members are noted below. The Audit Committee, Compensation Committee and the Nominating Commitee (collectively, the "Board Committees") are committees of the Board of Directors and consist solely of members of the Board of Directors. The Executive Committee includes individuals who are not members of the Board of Directors, but may function in a manner comparable to that of the Board Committees under certain circumstances as described below. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees (including for this purpose, the Executive Committee) on which he served that were held during the period of service.

     EXECUTIVE COMMITTEE. During the last fiscal year, the Executive Committee of the Company (the "Executive Committee") consisted of Messrs. Cayne, Greenberg (Chairman) and Lehman for the entire year, Messrs. Schwartz and Spector since June 25, 2001 and Messrs. Minikes and Molinaro prior to June 25, 2001. Mr. Molinaro was re-appointed to the Executive Committee effective December 1, 2001. The Executive Committee met once each week and more frequently, as required, having held 76 meetings during the preceding fiscal year. The Executive Committee has the authority between meetings of the Board of Directors to take action with respect to a variety of matters delegated by the Board of Directors that are considered to be in the ordinary course of the Company's business and, to take all actions with respect to the management of the Company's business that require action of the Board of Directors, so long as the action is also approved by a majority of the members who are also directors of the Company, except with respect to certain matters that by law and the provisions of the Certificate of Incorporation must be approved by the Board of Directors.

     AUDIT COMMITTEE. The Audit Committee of the Board of Directors (the "Audit Committee") consists of Messrs. Glickman, Mack, Salerno and Tese (Chairman).
Each of the foregoing is a director who is not employed by the Company or affiliated with management. This Committee is responsible for reviewing and helping to ensure the integrity of the Company's financial statements. Among other matters, the Audit Committee with management and independent and internal auditors reviews the adequacy of the Company's internal accounting controls that could significantly affect the Company's financial statements, reviews with the Company's independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of the Company's independent accountants. The Audit Committee held five meetings during the preceding fiscal year.

     COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors (the "Compensation Committee") consists of Messrs. Glickman (Chairman), Harrington, Nickell and Tese. Each of the foregoing is a director who is not employed by the Company or affiliated with management. The Compensation Committee establishes the compensation policies used in determining the compensation of all executive officers and other Senior Managing Directors, including members of the Board of Directors who are employees of the Company ("employee directors"). The Compensation Committee administers the Performance Compensation Plan pursuant to which the salary and bonus compensation of certain Senior Managing Directors (including certain executive officers) of the Company is determined. The Compensation Committee also approves the salary and bonus compensation of other executive officers and other Senior Managing Directors based upon recommendations made by the Executive Committee and the Bear Stearns and Co. Inc. Management and Compensation Committee (the "Management and Compensation Committee") applying criteria established by the Compensation Committee. The Compensation Committee also administers certain aspects of the Capital Accumulation Plan, the Stock Award Plan and the Restricted Stock Plan. The Compensation Committee held ten meetings during the preceding fiscal year.

     NOMINATING COMMITTEE. The Nominating Committee of the Board of Directors (the "Nominating Committee') consists of Messrs. Mack (Chairman), Salerno and Tese. Each of the foregoing is a director who is not employed by the Company or affiliated with management. The Nominating Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and the identification of potential candidates to serve as directors. It also solicits and considers nominees recommended by stockholders of the Company. Stockholders wishing to submit recommendations for the 2003 Annual Meeting should write to the Corporate Secretary, The Bear Stearns Companies Inc., 383 Madison Avenue, 6th Floor, New York, New York 10179. The Company's Restated Certificate of Incorporation contains time limitations, procedures and requirements relating to such stockholder recommendations. The Nominating Committee was established in fiscal 2001 and held one meeting in that fiscal year.

                             AUDIT COMMITTEE REPORT

     The members of the Audit Committee (the "Committee") have been appointed by the Board of Directors (the "Board"). The Committee is governed by a charter (attached as Exhibit A) which has been approved and adopted by the Board and is reviewed and reassessed annually by the Committee. The Committee is comprised of four directors who meet the independence and experience requirements of the New York Stock Exchange.

     The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

     The Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     Management is responsible for the preparation and integrity of the Company's financial statements. The Committee reviewed the Company's audited financial statements for the year ended November 30, 2001 and met with both management and the Company's external auditors to discuss those financial statements, including the critical accounting policies on which the financial statements are based. Management and the external auditors have represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Committee has received from and discussed with the external auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1. The Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61.

     Based upon these reviews and discussions, the Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2001.

                                        AUDIT COMMITTEE



                                        Carl D. Glickman
                                        William L. Mack
                                        Frederic V. Salerno
                                        Vincent Tese, Chairman

                                      * * *

                             EXECUTIVE COMPENSATION

                          COMPENSATION COMMITTEE REPORT

COMPENSATION POLICIES

     The Compensation Committee establishes the compensation policies applicable to all executive officers. From the time of the Company's initial public offering after succession on October 29, 1985, to the business of the Partnership, compensation of the Company has been strongly influenced by the principle that the compensation of senior executives should be structured to directly link the executives' financial reward to Company performance. Thus, senior executives would both share in the success of the Company as a whole and be adversely affected by poor Company performance, thereby aligning their interests with the interests of the Company's stockholders.

     To implement the foregoing philosophy, the salary and bonus compensation of executive officers is determined principally by the operation of the Performance Compensation Plan (the "Performance Compensation Plan"). In addition, Senior Managing Directors are required to participate in the Capital Accumulation Plan and also receive stock options under the Stock Award Plan.

PERFORMANCE COMPENSATION PLAN

     Under the Performance Compensation Plan, the executive officers and other key employees receive a base salary of $200,000 per annum and a share of a performance-based bonus pool. The Compensation Committee determines the formula for calculating one or more bonus pools within 90 days after the beginning of each fiscal year based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Compensation Committee shall determine: (a) pre-tax or after-tax return on common equity; (b) earnings per share; (c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share; (g) relative performance versus peer group companies; (h) expense management; and (i) total return to stockholders.

     The share of one or more of the bonus pools to be allocated to each executive officer in any fiscal year is determined by the Compensation Committee in its sole discretion. However, under no circumstance may the aggregate amount of the bonuses paid under the Performance Compensation Plan exceed 100% of any of the applicable bonus pools computed under the formula designated by the Compensation Committee.

     For fiscal 2001, the Compensation Committee created two separate performance-based pools. One pool consisted of five participants, the Company's Chairman of the Board, Chairman of the Executive Committee, Presidents and General Counsel (the "Executive Committee Pool"), while the other pool consisted of seven members.


     The Compensation Committee established a formula for calculating the Executive Committee Pool based on the Company's adjusted after-tax return on common equity. The maximum amount allocable to the Executive Committee Pool was $150,000,000, of which the maximum percentage of any individual participant was 30% of such pool. During fiscal 2001, the calculation of the Executive Committee Pool totaled $56,720,000. The Executive Committee members voluntarily elected to reduce their compensation by approximately 50% to $28,285,000. The total amount of compensation paid from the pool for the period was awarded to the participants in a combination of cash, CAP Units (as defined below under "Equity Ownership and Capital Accumulation Plan") and stock options (see "Stock Award Plan"). The allocation of compensation to the participants was 67.3% in cash and 32.7% in equity based awards.


     The Compensation Committee also established the formulas for calculating the other bonus pool for fiscal 2001 and the share for each participant based upon a combination of factors including departmental pre-tax profits and adjusted pre-tax return on equity of the Company. The maximum bonus that may be allocated to a participant in this pool in any fiscal year is $15,000,000. The total bonus pool resulting from the application of these formulas for fiscal 2001 was $47,318,446, of which the Compensation Committee, based on the recommendation of the Management and Compensation Committee, and with the concurrence of the Executive Committee, determined that compensation aggregating $18,535,000 would be paid to participants in this bonus pool. Compensation was delivered to participants in this pool 68.8% in cash and 31.2% in equity based awards.

EQUITY OWNERSHIP AND CAPITAL ACCUMULATION PLAN


     A focus on performance and growth and the direct alignment of employee and stockholder interests flows from the substantial ownership of Common Stock and CAP Units by senior executives of the Company. The six current members of the Executive Committee beneficially own 10.97% of the outstanding Common Stock, CAP Units and restricted stock units combined, while all directors and executive officers as a group beneficially own 11.76% of the outstanding Common Stock, CAP Units and restricted stock units combined, as of January 31, 2002.

     All  executive   officers  are  required  to  participate  in  the  Capital
Accumulation Plan. The executive officers receive a portion of their annual compensation in the form of stock units ("CAP Units") that will vest over three years. After a five-year period, each officer will be entitled to receive from the Company a number of freely transferable shares of Common Stock equal to the number of CAP Units then credited to such officer's Capital Accumulation Account plus cash in the amount, if any, of such officer's cash balance account at the end of such period.

     For fiscal 2001, executive officers received compensation of approximately $37,575,126, 67.9% in cash and 32.1% in equity based awards.

STOCK AWARD PLAN

     The Stock Award Plan provides the Company with greater flexibility in the composition of incentive awards. The determination of recipients of stock options, the terms and conditions of such options within the parameters of the Stock Award Plan, and the number of shares covered by each option is determined by the Compensation Committee, based on management's recommendation.

     An aggregate of 147,603 ten-year options were granted to executive officers relating to performance in fiscal 2001. These options were granted with exercise prices equal to the fair market value of the Common Stock on the date of grant and become exercisable after three years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The total compensation of Mr. Cayne, the Company's Chief Executive Officer, along with other members of the Executive Committee, is determined in all respects by the Performance Compensation Plan. Pursuant to the terms of the Performance Compensation Plan, for fiscal 2001 Mr. Cayne received a base salary of $200,000 and shared in a bonus pool based on the Company's fiscal 2001 after-tax return on common equity. Mr. Cayne's proportionate share of the fiscal 2001 bonus pool (as well as that of the other members of the Executive Committee) was determined by the Compensation Committee in February 2001, based on the recommendation of the Executive Committee as to how the bonus pool should be allocated among the members of the Executive Committee. The Executive Committee's recommendations were based on the same criteria established by the Compensation Committee for determining the total compensation of Senior Managing Directors who were not members of the Executive Committee for fiscal 2001.


     Mr. Cayne voluntarily elected to reduce his fiscal 2001 compensation by approximately 50% from that which would otherwise have been payable under the Performance Compensation Plan. Accordingly, Mr. Cayne received compensation payable from the Executive Committee Pool of $5,172,150 in salary and cash bonus, $2,001,025 in restricted stock awards in the form of CAP Units and 30,581 stock options. These amounts were based on the Company's financial performance and allocation of the bonus pool. Due to the substantial portion of Mr. Cayne's compensation being delivered in the form of stock units and stock options the ultimate realization of benefits from his current bonus will depend on the future performance of the Company and its Common Stock.


     Section 162(m) of the Internal Revenue Code limits deductibility for federal income tax purposes of compensation in excess of $1,000,000 annually paid to individual executive officers named in the Summary Compensation Table unless certain exceptions, including compensation based on performance goals, are satisfied. The Performance Compensation Plan and the Stock Award Plan have been established and maintained in an effort to comply with the performance-based exception to limits on deductibility of executive officer compensation. However, while the Compensation Committee currently seeks to maximize the deductibility of compensation paid to executive officers, it will maintain the flexibility to take actions which may be based upon other considerations.

     The Compensation Committee believes that the Performance Compensation Plan, the Capital Accumulation Plan and the Stock Award Plan provide appropriate incentives to senior management of the Company and are fair and reasonable methods for determining the compensation of executive officers, including the Chief Executive Officer, and also serve to align the interests of executives and stockholders.

                                        COMPENSATION COMMITTEE


                                        Carl D. Glickman, Chairman
                                        Donald J. Harrington
                                        Frank T. Nickell
                                        Vincent Tese

                                      * * *

                    COMPENSATION TABLES AND OTHER INFORMATION

     The following table sets forth information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) for the fiscal years ended November 30, 2001 and 2000, the Transition Period, which represents the five month period July 1, 1999 to November 26, 1999 ("Transition") and the fiscal year ended June 30, 1999:

                           SUMMARY COMPENSATION TABLE


                                             |---------------------------------------------------------|
                                             |         ANNUAL                  LONG TERM               |
                                             |      COMPENSATION           COMPENSATION AWARDS         |
                                             |                                                         |
                                             |                                             SECURITIES  |
          NAME AND                 FISCAL    |                          RESTRICTED STOCK   UNDERLYING  |     ALL OTHER
     PRINCIPAL POSITION             YEAR     |  SALARY      BONUS (1)   AWARDS (2)(3)(4)   OPTIONS (#) |  COMPENSATION (5)
---------------------------------------------------------------------------------------------------------------------------
James E. Cayne                      2001     |  $200,000    $4,972,150      $2,001,025        30,581   |     $8,014,650
Chairman of the Board               2000     |   200,000    11,665,172       9,577,402       108,856   |     10,060,813
and Chief Executive              Transition  |    84,615     4,216,771       3,181,359        72,427   |      4,192,005
Officer                             1999     |   200,000    10,871,700      10,311,700                 |      8,639,708
                                             |                                                         |
                                             |                                                         |
Alan C. Greenberg                   2001     |  $200,000    $2,998,200      $1,175,200        18,702   |     $3,472,587
Chairman of the Executive           2000     |   200,000    10,373,868       2,517,611        66,475   |      4,957,838
Committee                        Transition  |    84,615     3,735,562         753,638        44,240   |      2,065,766
                                    1999     |   200,000     9,648,512       3,212,838                 |      4,434,095
                                             |                                                         |
Samuel L. Molinaro Jr.              2001     |  $200,000    $2,544,250        $959,875        15,605   |       $249,378
Executive Vice President            2000     |   200,000     2,068,914       2,332,629        21,878   |        203,609
and Chief Financial              Transition  |    84,615       431,887         231,434         5,571   |         84,837
Officer                             1999     |   200,000       671,000         779,000                 |        129,892
                                             |                                                         |
Alan D. Schwartz                    2001     |  $200,000    $4,766,890      $1,886,515        28,934   |     $5,850,488
President and Co-Chief              2000     |   200,000     9,326,046       7,556,577        86,354   |      7,119,890
Operating Officer                Transition  |    84,615     3,421,646       2,457,747        57,500   |      2,966,658
                                    1999     |   200,000     8,725,119       8,108,119                 |      5,589,797
                                             |                                                         |
Warren J. Spector                   2001     |  $200,000    $4,748,550      $1,900,925        29,141   |     $9,946,755
President and Co-Chief              2000     |   200,000    11,150,606       9,142,933       104,062   |     13,214,403
Operating Officer                Transition  |    84,615     4,039,837       3,028,053        69,167   |      5,506,001
                                    1999     |   200,000        18,000      20,219,713                 |      9,658,375

----------
(1) Represents amounts payable under the Performance Compensation Plan. See "Executive Compensation--Compensation Committee Report --Performance Compensation Plan".
(2) Represents the portion of the named executive officer's bonus deferred pursuant to the Capital Accumulation Plan. See "Executive Compensation --Compensation Committee Report--Equity Ownership and Capital Accumulation Plan".
(3) As of November 30, 2001, the value and the aggregate number of CAP Units in the accounts of each named person (based on the closing price of the Common Stock on the Consolidated Transaction Reporting System on such date) was:
     Mr.  Cayne--$154,226,869  (2,682,206  units);  Mr. Greenberg  --$64,371,399
     (1,119,503   units);   Mr.   Molinaro--$6,282,074   (109,253  units);   Mr.
     Schwartz--$112,890,648  (1,963,316  units); and Mr. Spector -- $212,021,448
     (3,687,330 units).
(4) On December 11, 2000, Mr. Molinaro received restricted stock units as part of his compensation pursuant to the Performance Compensation Plan. Mr. Molinaro's grant was $788,021, which represents 15,879 restricted stock units. Dividend equivalents of additional restricted stock units are payable by the Company on all such holdings from the date of grant. These restricted stock units will vest 33 1/3% per annum commencing June 30, 2003.
(5) Represents preferential earnings paid in the form of CAP Units pursuant to the Capital Accumulation Plan that exceed cash dividends paid on the equivalent shares of Common Stock.


                                               OPTION GRANTS IN LAST FISCAL YEAR(1)

                                 NUMBER OF         % OF TOTAL
                                 SECURITIES      OPTIONS GRANTED      EXERCISE
                                 UNDERLYING      TO EMPLOYEES IN        PRICE      EXPIRATION        GRANT DATE
       NAME                    OPTIONS GRANTED     FISCAL YEAR       PER SHARE      DATE (2)      PRESENT VALUE (3)
       ----                    ---------------   ---------------     ---------     ----------     -----------------
James E. Cayne                     30,581             0.51%            $56.88       12/17/11          $579,816
Alan C. Greenberg                  18,702             0.31%             56.88       12/17/11           354,590
Samuel L. Molinaro Jr.             15,605             0.26%             56.88       12/17/11           295,871
Alan D. Schwartz                   28,934             0.48%             56.88       12/17/11           548,589
Warren J. Spector                  29,141             0.48%             56.88       12/17/11           552,513

----------

(1)  Represents  awards made in  December  2001 for  performance  in fiscal year
     2001.
(2)  All stock options become exercisable three years after grant date.

(3) Valued using a modified Black-Scholes option pricing model. The exercise price of each stock option ($56.88) is equal to the closing price on the Consolidated Transaction Reporting System of a share of Common Stock on December 17, 2001, the date of the grant. The assumptions used for the variables in the model were: 33% volatility (a projection of the volatility of the Common Stock over the 120 month term of the options); a 5.20% risk-free rate of return (based on the USD Interest Rate Swap Curve, expressed as a zero-coupon rate over the 120 month term); a 1.00% dividend yield (which was an estimated projected dividend yield on the date of grant); and a ten year option term (which is the maximum term of the options). A discount of 25% was applied to the option value yielded by the model to reflect the non-marketability of the options. The actual gain, if any, that executives will realize on their stock options will depend on the future price of the Common Stock and cannot be accurately forecasted by application of an option pricing model.

              AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                            UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                                        OPTIONS AT FISCAL YEAR-END (1)      FISCAL YEAR-END (2)
                                                        ------------------------------    -----------------------
                                 SHARES
                                ACQUIRED        VALUE
          NAME                 ON EXERCISE    REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ---                 -----------    --------     -----------   -------------   -----------   -------------

James E. Cayne                     --            --            --           211,864           --         $2,215,247
Alan C. Greenberg                  --            --            --           129,417           --          1,352,991
Samuel L. Molinaro Jr.             --            --            --            43,054           --            276,738
Alan D. Schwartz                   --            --            --           172,788           --          1,758,163
Warren J. Spector                  --            --            --           202,370           --          2,116,932

----------
(1) Includes the option grant for fiscal 2001 that was made on December 17, 2001.
(2) This valuation represents the difference between $57.50, the closing price of a share of Common Stock reported on the Consolidated Transaction
     Reporting System on November 30, 2001 and the exercise prices of those stock options outstanding at November 30, 2001 (excludes fiscal 2001 grant awarded on December 17, 2001) multiplied by the number of options outstanding at each exercise price. The actual value, if any, that executives will realize upon the exercise of any option will depend upon the difference between the exercise price of the option and the market price of the Common Stock on the date the option is exercised.

                                PERFORMANCE GRAPH

     The following performance graph compares the performance of an investment in the Company's Common Stock over the last five fiscal years with the S&P 500 Index, the S&P Financial Diversified Index and its Peer Group. The entities included in the Company's peer group (the "Peer Group") consist of Merrill Lynch & Co., Inc., Morgan Stanley, Dean Witter & Co., Goldman Sachs Group Inc. and Lehman Brothers Holdings, Inc. The performance graph assumes the value of the investment in the Company's Common Stock and each index was $100 on November 30, 1996, and that all dividends have been reinvested. There can be no assurance that the Company's future stock performance will correlate with past stock performance.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

               [REPRESENTATION OF PLOT POINTS IN PRINTED PIECE.]


THE BEAR STEARNS                    S & P FINANCIAL
COMPANIES INC.    PEER GROUP (1)    DIVERSIFIED INDEX   S&P 500 Index
----------------  -------------     -----------------   -------------
100               100               100                 100
169.7             170.09            139.84              126.21
182.53            207.52            197.26              157.5
204.96            294.04            248.46              187.13
237.72            326.5             286.49              173.7
300.6             286.74            267.52              150.52

----------
Assumes $100 invested on November 30, 1996 in the Company's Common Stock; S&P 500 Index; S&P Financial Diversified Index and the Peer Group and that all dividends have been reinvested.

                                                 1996        1997       1998        1999        2000        2001
                                                 ----        ----       ----        ----        ----        ----
The Bear Stearns Companies Inc.                 $100.00    $169.70     $182.53     $204.96     $237.72    $300.60
Peer Group (1)                                   100.00     170.09      207.52      294.04      326.50     286.74
S&P Financial Diversified Index                  100.00     139.84      197.26      248.46      286.49     267.52
S&P 500 Index                                    100.00     126.21      157.50      187.13      173.70     150.52

----------
(1) Peer Group calculation assumes conversion of Morgan Stanley Group Inc. shares into newly formed company, Morgan Stanley, Dean Witter & Co., in June 1997. In fiscal year 2000, Goldman Sachs Group Inc. was added to the peer group. Goldman Sachs Group Inc. is not included in results for 1996, 1997, 1998 and 1999. Donaldson, Lufkin & Jenrette Inc. and Paine Webber Group Inc. are not included in results for 2001 and 2000 due to their mergers with Credit Suisse Group and UBS AG, respectively, and the resulting unavailability of financial information on a comparative basis.

COMPENSATION OF DIRECTORS


     In fiscal 2001, each director who was not an employee of the Company received an annual retainer of $35,000, plus $800 for each meeting of the Board of Directors attended, and reasonable expenses relating to attendance at such meetings. Effective for fiscal 2002, these amounts were increased to $50,000 and $1,500, respectively. Directors who are members of the Audit Committee, Compensation Committee or Nominating Committee receive additional compensation at the rate of $1,500 for each meeting of the Audit Committee, Compensation Committee or Nominating Committee attended, with the exception of telephone conference committee meetings (where a quorum consists of directors attending via telephone conference call) as to which the compensation paid for participation is $200.


     Pursuant to the provisions of the Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), each of the directors of the Company who is not an officer or employee of the Company or any of its subsidiaries (the "Non-Employee Directors") as of the date of an annual meeting of stockholders and whose service will continue after such meeting is granted an option to purchase shares of common stock, with an exercise price equal to the closing price of the Common Stock on the New York Stock Exchange on the date the grant is made. The number of shares covered by the option is equal to the quotient of an amount determined by the Executive Committee divided by the average closing price of the Common Stock for the five trading days immediately preceding the date of such meeting, subject to adjustment as provided in the Directors' Plan. The options have a ten-year term, are exercisable six months from the date of grant and are subject to termination upon the occurrence of certain events as provided in the Directors' Plan.

     Pursuant to the annual grant provisions of the Directors' Plan, each of the Company's seven Non-Employee Directors received stock options valued at $53,173 in fiscal 2001 and will be granted stock options valued at $42,500 immediately following the Annual Meeting. In addition, pursuant to amendments to the Directors' Plan adopted by the Board of Directors on January 8, 2002, each Non-Employee Director will receive restricted stock units valued at $42,500 immediately following the Annual Meeting. The amendments to the Directors' Plan adopted by the Board of Directors also permit Non-Employee Directors to elect to receive options or shares of Common Stock in exchange for up to one-half of the annual cash retainer paid by the Company for services rendered as a director. These amendments are subject to approval by the stockholders at the Annual Meeting. If stockholder approval of the Directors' Plan is not obtained, no restricted stock units will be granted to Non-Employee Directors.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN TRANSACTIONS

     The Company, in the ordinary course of business, has extended credit to certain of its directors, officers and employees in connection with their purchase of securities. Such extensions of credit have been made on substantially the same terms (including as to interest rates and collateral requirements) as those prevailing at the time for comparable transactions with non-affiliated persons, except that for some credit products, the interest rates charged were equivalent to the lowest of the interest rates charged to other persons or were the same as those charged to Company employees and did not involve more than the normal risk of collectability or have unusual terms or conditions which are disadvantageous to the Company. To the extent officers and employees of the Company and members of their immediate families wish to purchase securities in brokerage transactions, they ordinarily are required to do so through Bear Stearns, which offers them a discount from its standard commission rates that could be substantial depending on various factors, including the size of the transaction. Bear Stearns periodically in the ordinary course of its business, enters into transactions, as principal, involving the purchase or sale of securities and commercial paper (including different forms of repurchase transactions) with directors, officers, employees of the Company and members of their immediate families. Such purchases and sales of securities or commercial paper on a principal basis are effected on substantially the same terms as similar transactions with unaffiliated third parties.


     The Company, from time to time, has made loans to its officers and other employees. Interest is generally charged by the Company on such loans at the same rate of interest charged by BSSC on loans to purchase securities. The Company currently requires that any such loan in excess of $7,500 made to officers and other employees be approved by the Management and Compensation Committee. During the fiscal year ended November 30, 2001, the maximum aggregate amount of month-end loans outstanding was $30,862,299.

     The Company has formed several limited partnerships, The BSC Employee Fund, L.P., The BSC Employee Fund II, The BSC Employee Fund III and The BSC Employee Fund IV, which provide investment opportunities for the Company's key employees.

     The BSC Employee Fund, L.P. (the "Fund") provides an investment opportunity for the Company's Senior Managing Directors and Managing Directors that are accredited investors. The Fund has committed to invest $62,000,000 in a diversified group of closed-end acquisition and leveraged buyout funds that are managed by highly regarded private equity firms. As of November 30, 2001, 336 participants in the Fund have purchased a total of 1,029 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $50,000, of which $25,000 is funded by the participant and $25,000 is in the form of a nonrecourse, interest-bearing loan from the Company to the Fund participant. The loans bear interest at the London Interbank Offered Rate ("LIBOR") plus 1.0%. Capital calls since June 12, 1997 have totaled 100% of each participant's equity commitment. The total amount loaned to the participants in the Fund at November 30, 2001 was $8,469,255. At such date, loans in excess of $60,000 were outstanding to the following directors or executive officers in the aggregate dollar amount set forth after each of their respective names: James E. Cayne ($260,442), Alan D. Schwartz ($210,678), and Warren J. Spector ($842,712). The aggregate amount of the loans outstanding to all directors and executive officers as a group on such date was $1,377,035.


     The BSC Employee Fund II, L.P. ("Fund II"), provides an investment opportunity for certain key employees of the Company that are accredited investors. Fund II has committed to invest $60,850,000 in a diversified group of private equity funds, sponsored and managed by well-regarded private equity firms. As of November 30, 2001, 193 participants in Fund

II have purchased a total of 542 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $100,000, of which $50,000 is funded by the participant and $50,000 is in the form of a nonrecourse, interest-bearing loan from the Company to the participant. The loans bear interest at LIBOR plus 1.0%. Capital calls since September 28, 2000 have totaled 32.5% of each participant's equity commitment. The total amount loaned to the participants in Fund II at November 30, 2001 was $6,678,016. At such date, there were no loans in excess of $60,000 outstanding to any directors or executive officers.

     The BSC Employee Fund III, L.P. ("Fund III"), provides an investment opportunity for certain key employees of the Company. Fund III has committed to invest $60,017,271 alongside Bear Stearns Merchant Banking Partners II, L.P. (the "Merchant Banking Fund"), which will invest by making private equity and equity-related investments in leveraged buyouts, recapitalizations and growth capital opportunities and may make investments in preferred stock and debt having equity components. Fund III is the first in a series of three employee funds (the "MB Employee Funds") that will invest as side-by-side funds, alongside the Merchant Banking Fund. As of November 30, 2001, 146 participants in Fund III have purchased a total of 238 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $80,000, of which $20,000 is funded by the participant and $60,000 is in the form of an advance from the Company to the participant. The advances bear interest at LIBOR plus 1.75%. Capital calls since October 20, 2000 have totaled 30% of each participant's equity commitment. The total amount loaned to the participants in Fund III at November 30, 2001 was $3,446,552. At such date, there were no loans in excess of $60,000 outstanding to any directors or executive officers.

     The BSC  Employee  Fund  IV,  L.P.  ("Fund  IV"),  provides  an  investment opportunity for Senior Managing Directors of the Company that are accredited investors. Fund IV has committed to invest $106,649,395 alongside the Merchant Banking Fund. The Merchant Banking Fund will invest in private equity and equity-related investments in leveraged buyouts, recapitalizations and growth capital opportunities and may make investments in preferred stock and debt having equity components. In addition, Fund IV has committed to invest $37,500,000 alongside Constellation Venture Partners II, L.P. (the "Constellation Fund"), which will invest in equity and equity related securities in early and mid-stage media, communications and technology based companies. Fund IV is the first in a series of three employee funds (the "Combined Employee Funds") that will co-invest alongside the Merchant Banking Fund and a Bear Stearns-sponsored venture capital fund (in the case of Fund IV, the Constellation Fund). As of November 30, 2001, 189 participants in Fund IV have purchased a total of 478 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $80,000 in the Merchant Banking Fund (of which $20,000 is funded by the participant and $60,000 is in the form of an advance from the Company to the participant) and $30,000 to the Constellation Fund (of which $15,000 is funded by the participant and $15,000 is in the form of an advance from the Company to the participant). The advances bear interest at LIBOR plus 1.75%. Capital calls since October 20, 2000 have totaled 30% of each participant's equity commitment. The total amount loaned to the participants in Fund IV at November 30, 2001 was $9,309,178. At such date, loans in excess of $60,000 were outstanding to the following directors or executive officers in the aggregate dollar amount set forth after each of their respective names: James E. Cayne ($97,991), Alan D. Schwartz ($97,991), Warren J. Spector ($97,991), Mark E. Lehman ($97,991), Samuel L.
Molinaro Jr. ($78,393) and Michael Minikes ($78,393). The aggregate amount of the loans outstanding to all directors and executive officers as a group on such date was $587,948.

     Other than as described in this Proxy Statement, no director or executive officer of the Company was indebted to the Company during the last fiscal year for any amount in excess of $60,000.

     Sterling BSC Inc. ("Sterling BSC") and Hines Interests Limited Partnership ("Hines"), as a joint venture (the "Joint Venture"), are acting as a consultant to the Company on certain real estate matters. The Company entered into an agreement with Bradick 383 Associates LLC (the "Developer"), of which Sterling BSC owns a 60% interest and Hines owns a 40% interest. Under the terms of this agreement, relating to the development of the Company's new world headquarters at 383 Madison Avenue, the Company has agreed to pay a development fee of $12 million and has also agreed to reimburse the Developer for any direct administrative costs associated with the project. During fiscal 2001, the Company paid the Developer $5,412,848 related to this agreement. Fred Wilpon, a director of the Company, is Chairman, Chief Executive Officer and a 33.75% stockholder of Sterling BSC. Mr. Wilpon and members of his family own approximately 85% of the outstanding stock of Sterling BSC.


     Effective February 1, 2002, a wholly owned subsidiary of the Company sold its 6.25% ownership interest in a Citation X executive jet to Gracie Aviation Corp. ("Gracie Aviation"), a corporation of which Warren J. Spector, the President and Co-Chief Operating Officer of the Company is the sole stockholder. Gracie Aviation paid a purchase price of $857,672, the fair market value of the ownership interest, as determined by Executive Jet Sales Inc., less the Company's pro rata share of an applicable termination fee. The purchase price represents $29,391 more than the Company would have received had it exercised a contractual right to require repurchase of the ownership interest by Executive Jet. In connection with the sale, the Company assigned to Gracie Aviation, and Gracie Aviation assumed, all of the Company's rights and obligations under the related agreements and documentation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Company's Compensation Committee are Messrs. Glickman, Harrington, Nickell and Tese, none of whom is or has been an officer or an employee of the Company. There were no "Compensation Committee Interlocks" during fiscal year 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and any persons who own more than ten percent of the Company's Common Stock, to file reports of initial ownership of the Company's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission and furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5's were required, the Company believes that during the 2001 fiscal year all Section 16(a) filing requirements were complied with.

                        II. APPROVAL OF AMENDMENTS TO THE
                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

GENERAL

     The Non-Employee Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors on March 15, 2000 and was approved by the Company's stockholders at the 2001 Annual Meeting. The purpose of the Directors' Plan is to secure for the Company and its stockholders the continued services of directors of the Company who are not officers or employees of the Company or any of its subsidiaries (the "Non-Employee Directors"). The Company believes that the proposed amendments to the Directors' Plan will enhance the Company's ability to provide Non-Employee Directors with a more direct stake in the future welfare of the Company and will encourage additional qualified persons to become directors, which will benefit the Company and its stockholders. Seven Non-Employee Directors currently serve on the Board of Directors.

PROPOSED AMENDMENTS TO THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     Currently, the Directors' Plan provides for the annual grant of options to Non-Employee Directors. On January 8, 2002, the Board of Directors approved the amendments to the Directors' Plan set forth in the Non-Employee Directors' Stock Option and Stock Unit Plan, as amended and restated (the "Amended Directors' Plan"), subject to stockholder approval at the Annual Meeting. In addition to the annual grant of options, the Amended Directors' Plan provides for the annual grant of Restricted Stock Units ("Units") and permits Non-Employee Directors to elect to receive options or shares of Common Stock in exchange for up to one-half of the annual cash retainer paid by the Company for services rendered as a director. The Board of Directors proposes that the stockholders approve the amendments to the Directors' Plan as set forth in the Amended Directors' Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

DESCRIPTION OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION AND STOCK UNIT PLAN, AS AMENDED AND RESTATED

     Stockholders are encouraged to review the Amended Directors' Plan carefully. This summary of the material terms of the Amended Directors' Plan is qualified in its entirety by reference to Exhibit B. All references to the "Amended Directors' Plan" in the remaining text of this subsection shall mean the Non-Employee Directors' Stock Option and Stock Unit Plan, as amended and restated.

     The Amended Directors' Plan shall be administered by the Board of Directors. Subject to the provisions of the Amended Directors' Plan, the Board of Directors shall have the power to construe the Amended Directors' Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations as it may deem desirable. Any decision of the Board of Directors in the administration of the Amended Directors' Plan shall be final and conclusive.

     An aggregate of 300,000 shares of Common Stock (subject to adjustment as provided below and provided in the Amended Directors' Plan) will be subject to the Amended Directors' Plan. Shares subject to options which terminate, expire or are cancelled without having been exercised or Units which are forfeited, will become available for future option grants or awards of Units.

OPTIONS; RIGHT TO EXCHANGE CASH RETAINER FOR OPTIONS OR SHARES

     Each Non-Employee Director shall be eligible to receive grants of options in accordance with the provisions of the Amended Directors' Plan. All options granted under the Amended Directors' Plan shall be evidenced by an agreement in such form as the Board of Directors shall prescribe from time to time in accordance with the Amended Directors' Plan. All options will be non-qualified options, which are not entitled to special tax treatment under Section 421 of the Internal Revenue Code.

     If approved by the stockholders, the Amended Directors' Plan will also permit each Non-Employee Director to elect to receive up to one-half of his or her annual cash retainer in the form of either (i) an option to purchase a number of shares having a fair market value as of the date of the grant equal to three times the amount of annual cash retainer being exchanged for the option, or (ii) shares of Common Stock having a fair market value as of the date of the grant equal to the amount of annual cash retainer being exchanged. The Board of Directors has the right to reasonably revise the 3:1 option exchange ratio from time to time. The number of shares issuable in exchange for the cash retainer shall be reduced by the number of shares issuable under any options exchanged for the cash retainer and any election to receive options or shares of Common Stock will be reduced to the extent necessary to prevent the issuance of fractional shares. All such elections by Non-Employee Directors must be made prior to the date on which the cash retainer would otherwise have been payable by the Company.

     Each person who is or becomes a Non-Employee Director on the date of an annual meeting of the Company's stockholders and whose service will continue after such meeting shall be granted an option to purchase a number of shares of Common Stock. The number of shares covered by the option will be equal to the quotient of an amount determined by the Executive Committee divided by the average closing price of the Common Stock for the five trading days immediately preceding the date of such meeting, subject to adjustment upon changes in capitalization as provided in the Amended Directors' Plan.

     The option price per share of options granted under the Amended Directors' Plan shall equal the fair market value of a share of Common Stock on the date of grant. The "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price reported for composite transactions in exchange or quotation system listed securities on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a national securities exchange or quotation system, by such other method as the Board of Directors determines in good faith to be reasonable. At the close of trading on February 26, 2002, the closing price of the Common Stock as reported on the NYSE was $55.40.


     Except in the event of a Change in Control of the Company (as defined below), no option may be exercised prior to the expiration of six months from the date of grant. The term of each option may not exceed ten years from the date of grant. Payment of the option price upon exercise of an option may be made (i) by check payable to the Company, (ii) with the consent of the Board of Directors by delivery of Common Stock already owned by the optionee for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (iii) in accordance with a cashless exercise program as specified in the Amended Directors' Plan or (iv) by any combination of the foregoing alternatives or by any other means that the Board of Directors deems appropriate. No optionee shall have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and paid in full for such shares.


     Awards  of  options  are not  transferable  except  by will or the  laws of descent and distribution. However, options may be transferred, for no consideration, to certain family members of the Non-Employee Director or to trusts for such family members. Except as described below, if a Non-Employee Director terminates service on the Board of Directors for any reason, any unexercised option that has not expired may be exercised at any time until the earlier of (i) the third anniversary of the date of termination and (ii) the date of expiration of such option with respect to the number of shares of Common Stock that were exercisable on the date the Non-Employee Director terminated his or her service with the Company. Any such option will terminate immediately if
(i) such former Non-Employee Director participates in a business which is directly in competition (as defined in the Amended Directors' Plan) with the Company or any of its subsidiaries or affiliates or (ii) if such individual ceases to be a Non-Employee Director for Cause (as defined in the Amended Directors' Plan).

UNITS

     If approved by the stockholders, the Amended Directors' Plan will further provide that each Non-Employee Director shall be eligible to receive awards of Units in accordance with the provisions of the Amended Directors' Plan. Each award of Units granted under the Amended Directors' Plan shall be evidenced by an agreement in such form as the Board of Directors shall prescribe from time to time in accordance with the Amended Directors' Plan.

     Each person who is or becomes a Non-Employee Director on the date of an annual meeting of the Company's stockholders and whose service will continue after such meeting shall be granted a number of Units equal to the quotient of an amount determined by the Executive Committee divided by the average closing price of the Common Stock for the five trading days immediately preceding the date of such meeting, subject to adjustment upon changes in capitalization as provided in the Amended Directors' Plan.


     Each Unit represents the right to receive one share of Common Stock at settlement upon vesting, subject to cancellation and other terms and restrictions set forth in the Amended Directors' Plan. Except in the event of
(i) a Non-Employee Director's termination of service other than as a result of disability or death or (ii) a Change in Control of the Company (as defined below), Units will vest and will be automatically settled on the date six months after the grant of the Unit. Units granted shall be credited with dividend equivalents corresponding to the amount of any cash or non-stock dividends paid on the Common Stock and any additional Units resulting from dividend equivalents shall be subject to the same terms and conditions as the underlying Units. A Non-Employee Director shall not be permitted to sell, transfer, pledge, or otherwise encumber the Units or the shares scheduled to be issued in settlement of such Units prior to the issuance of such shares. If a person shall cease to be a Non-Employee Director for any reason (other than disability, as defined in the Amended Directors' Plan, or death) while holding any unvested Units, such Units shall not vest and shall be immediately cancelled for no value. If a person shall die or become disabled while a Non-Employee Director, any unvested Units shall immediately vest and shall be settled as of the date of termination of service as a Non-Employee Director.

CHANGE IN CONTROL; TERMINATION, MODIFICATION OR AMENDMENT

     In the event of a Change in Control of the Company, the Board of Directors may, to assure fair and equitable treatment of the participants in the Amended Directors' Plan (i) accelerate the vesting or exercisability of any options or Units awarded pursuant to the Amended Directors' Plan, (ii) offer to purchase any outstanding options or Units awarded pursuant to the Amended Directors' Plan from the holder for their equivalent cash value, as determined by the Board of Directors, as of the date of the Change in Control; or (iii) make adjustments or modifications to outstanding awards issued pursuant to the Amended Directors' Plan, as the Board deems appropriate to maintain and protect the rights and interests of participants in the Amended Directors' Plan following such Change in Control. "Change in Control" means: (a) a majority of the Board of Directors ceases to consist of Continuing Directors (as hereinafter defined); (b) any person becomes the beneficial owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors. "Continuing Directors" means those members of the Board of Directors on the original effective date of the Directors' Plan or who are elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

     The Board of Directors may terminate, modify or amend the Amended Directors' Plan at any time on or prior to the expiration date, subject to any approval by stockholders which is required under any law or regulation. No amendment may materially impair the rights of a holder of an outstanding award issued under the Amended Directors' Plan without the holder's consent.

     In the event of certain changes to the outstanding Common Stock such as stock splits, stock dividends, reclassifications or recapitalizations, the Board of Directors shall appropriately adjust the character and number of shares available for issuance, subject to outstanding options, deliverable upon vesting of outstanding Units and deliverable in lieu of annual cash retainers and the price of shares subject to outstanding options under the Amended Directors' Plan to reflect such change.

     The Amended Directors' Plan became effective on the date of its adoption by the Board of Directors, subject to approval by the stockholders at the 2002 Annual Meeting. The Amended Directors' Plan will terminate upon the earlier of
(i) the adoption of a resolution of the Board of Directors to terminate the Amended Directors' Plan or (ii) the date on which no shares remain available for grant of awards and no awards remain outstanding under the Amended Directors' Plan.

OPTIONS GRANTED UNDER THE DIRECTORS' PLAN

     Because the number of options and Units to be awarded under the Amended Directors' Plan is discretionary, and because the Non-Employee Directors will have the option to elect to exchange a portion of their annual cash retainer for options or shares of Common Stock, benefits to be received by Non-Employee Directors are not determinable. The following table shows the number of shares of Common Stock issuable upon exercise of stock options granted to all Non-Employee Directors as a group under the Directors' Plan during the fiscal year ended November 30, 2001.

                                                                                NUMBER OF OPTIONS
                                                                                -----------------
     All current directors who are not executive officers, as a group                21,000

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is based on the Internal Revenue Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Internal Revenue Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Non-Employee Director that may affect the accuracy or applicability of this discussion.

     Options granted or to be granted under the Amended Directors' Plan will be "non-qualified" stock options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. A Non-Employee Director will realize no income at the time he or she is granted a non-qualified stock option. Ordinary income generally will be realized when a non-qualified stock option is exercised. The amount of such income will be equal to the excess of
(i) the fair market value on the exercise date of the shares of Common Stock issued as a result of such exercise, over (ii) the amount paid for the stock (the option price). The Company will generally be entitled to a corresponding tax deduction, at that time, equal to the amount of such ordinary income.

     If a Non-Employee Director pays the option price upon exercise of an option by tendering previously-owned shares of Common Stock having a fair market value on the exercise date equal to the option price, the Non-Employee Director will be treated as having exchanged, in a tax-free exchange, the tendered shares for an equal number of new shares of Common Stock. Such number of new shares will have a basis equal to, and a holding period identical to, the Non-Employee Director's basis and holding period in the tendered shares. The number of new shares of Common Stock received upon such exercise in excess of the number of shares treated as exchanged will be treated as received by the Non-Employee Director on the date of exercise for no consideration; the fair market value on the exercise date of such shares will be treated as ordinary income to the Non-Employee Director, and the Company will generally be entitled to a corresponding deduction for such amount.

     If a Non-Employee Director makes a timely election to receive additional options in lieu of a portion of his or her annual cash retainer, there will be no income realized upon grant of the options. The income tax consequences upon the exercise of such options will be as described above.

     A Non-Employee Director will realize no income at the time he or she is granted a Unit. Upon the vesting of the Unit, and delivery of a share of Common Stock, the fair market value of the share of Common Stock, as of the date of transfer of the share, will be ordinary income to the Non-Employee Director. Similarly, if a Non-Employee Director elects to receive shares of Common Stock in lieu of a portion of his or her annual cash retainer, the fair market value of such shares of Common Stock, as of the date of the transfer of the shares, will be ordinary income to the Non-Employee Director. In both such cases, the Company will generally be entitled to a deduction for the amount of such ordinary income.

     Except as otherwise described above with respect to shares treated as received in a tax-free exchange, a Non-Employee Director who receives shares of Common Stock pursuant to the terms of the Amended Directors' Plan will have a tax basis in those shares equal to the amount (if any) paid for the shares plus the amount (if any) included in the Non-Employee Director's income as a result of the transfer of the shares to him or her. Gain or loss realized upon subsequent disposition of such shares of Common Stock will be long- or short-term capital gain, depending upon the period for which the shares were held.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

               III. APPROVAL OF AMENDMENT TO THE STOCK AWARD PLAN

GENERAL

     The Stock Award Plan was adopted by the Board of Directors on September 28, 1999 and was approved by the Company's stockholders at the 1999 Annual Meeting. The Stock Award Plan was amended by the Company's stockholders at the 2001 Annual Meeting to increase the number of shares available for issuance under the plan, in connection with an increase in the amount of shares of Common Stock authorized under the Company's Restated Certificate of Incorporation.

     The purpose of the Stock Award Plan is to provide the Company with greater flexibility in the composition of incentive awards and to secure for the Company and its stockholders the continued services of key employees who are important to the success and growth of the business of the Company and its subsidiaries. The Company believes that awards under the Stock Award Plan may serve to broaden the equity participation of such key employees and further link the long-term interests of management and stockholders. The Company will consider awards pursuant to the Stock Award Plan in light of its overall compensation philosophy and competitive conditions in the marketplace. The Company intends to grant future stock options pursuant to the Stock Award Plan in concert with employee participation in the Capital Accumulation Plan.

     The Company relies on the Capital Accumulation Plan to provide long-term incentive compensation to the Company's key executives. The Company adopted the Stock Award Plan in the belief that the flexibility to selectively use options as part of an overall compensation package for key employees may enhance the Company's ability to attract and retain such individuals in an intensely competitive business environment. A number of the Company's competitors utilize equity awards as a significant component of their incentive compensation programs. The use of equity-based compensation as a larger percentage of total compensation should more closely align executive incentives with the long-term goals of the Company's stockholders, yet in a tax-efficient manner.

PROPOSED AMENDMENT TO THE STOCK AWARD PLAN

     Currently, an aggregate of 24,000,000 shares of Common Stock are subject to the Stock Award Plan. Shares subject to options which terminate or expire unexercised will become available for future option grants. The Company granted 6,038,092 options related to performance in fiscal 2001. In light of the fact that equity compensation is a significant component of the Company's compensation structure, on February 26, 2002, the Board of Directors approved an amendment to the Stock Award Plan, subject to stockholder approval at the Annual Meeting, to increase the number of authorized shares of Common Stock available for the grant of options under the Stock Award Plan to 35,000,000 shares (subject to adjustment as described below and provided in the Plan). The proposed increase in the aggregate number of shares available for the grant of options is intended to enhance the Company's flexibility in structuring incentive awards by facilitating future stock option grants.

     Set forth below is the text of revised section 3.1 of the Stock Award Plan containing the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirely by reference to such text.

     The text of section 3.1 shall be amended to read as follows:

     "3.1 NUMBER OF SHARES. Subject to the provisions of Paragraph 17 (relating to adjustments upon changes in capitalization), the number of shares of Common Stock subject at any one time to options granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted under the Plan, shall not exceed 35,000,000 shares. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, new options may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options; provided, that the granting and terms of such new options shall in all respects comply with the provisions of the Plan."

DESCRIPTION OF THE STOCK AWARD PLAN

     All references to the "Plan" in the remaining text of this subsection shall mean the Stock Award Plan. The summary of the material terms of the Stock Award Plan is qualified in its entirety by reference to the full text of the Stock Award Plan, a copy of which is attached to this Proxy Statement as Exhibit C.

     The determination of employee recipients of options and awards, their terms and conditions within the parameters of the Plan and the number of shares covered by each option or award is determined and administered by the Compensation Committee.

INCENTIVE  STOCK  OPTIONS;  NON-QUALIFIED  STOCK OPTIONS AND STOCK  APPRECIATION
RIGHTS

     Key employees of the Company or any of its subsidiaries, including executive officers and directors, to the extent that they are key employees of the Company or any of its subsidiaries, are eligible to participate in the Plan based upon its terms and conditions. Awards may be granted by the Compensation Committee and may include: (i) options to purchase shares of Common Stock in the form of incentive stock options, as defined in Section 422 of the Internal
Revenue Code ("ISOs"), or non-qualified stock options and (ii) stock appreciation rights granted in tandem with such options ("SARs"). At the time of original grant of options, the Compensation Committee may also authorize the grant of reload options, which shall be non-qualified stock options for such number of shares of Common Stock as were used by the participant to pay the purchase price upon the exercise of previously granted options, but are still subject to the other terms set forth in the Plan. For each calendar year, during any part of which the Plan is in effect, no participant may be granted awards relating in the aggregate to more than 1,000,000 shares of Common Stock, as adjusted to reflect certain changes to the outstanding Common Stock pursuant to the Plan. Awards of options and SARs are not transferable except by will or the laws of descent and distribution. However, non-qualified stock options may be transferred, for no consideration, to certain family members of the plan participant or to trusts for such family members.

     The option price per share of options granted under the Plan shall be determined by the Compensation Committee. However, the per share option price of any ISO shall not be less than the fair market value (as hereinafter defined) of a share of Common Stock at the time the ISO is granted, and the per share option price of any non-qualified stock option shall not be less than the fair market value of a share of Common Stock at the time the non-qualified stock option is granted. The "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Compensation Committee determines in good faith to be reasonable. At the close of trading on February 26, 2002, the closing sales price of the Common Stock as reported on the NYSE was $55.40 per share. Each option shall be exercisable at such times, or upon the occurrence of such events, and in such amount, as may be determined by the Compensation Committee and stated in the option award agreement. The term of each option may not exceed ten years from the date of grant. Payment of the option price upon exercise of an option may be made (i) by check payable to the Company, (ii) with the consent of the Compensation Committee by delivery of Common Stock already owned by the optionee for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (iii) in accordance with a cashless exercise program as specified in the Plan or (iv) by any combination of the foregoing alternatives or by any other means that the Compensation Committee deems appropriate. No optionee shall have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and paid in full for such shares.

     The Compensation Committee may, in its sole discretion, with respect to each option granted under the Plan, grant tandem stock appreciation rights, that is, the right to relinquish such option in whole or in part and to receive a cash payment equal to the excess of the fair market value of the stock covered by the relinquished option (or part thereof) over the applicable option price.

CHANGE IN CONTROL; TERMINATION, MODIFICATION OR AMENDMENT

     In the event of a Change in Control of the Company, the Compensation Committee may, to assure fair and equitable treatment of the participants in the Plan, (i) accelerate the exercisability of any outstanding options, (ii) offer to purchase any outstanding option granted pursuant to the Plan from the holder for its equivalent cash value and (iii) make adjustments or modifications to outstanding options as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants in the Plan following such Change in Control. In no event, however, may any option be exercised prior to the expiration of six months from the date of grant (unless otherwise provided in the option agreement pursuant to which such option was granted) or after ten years from the date of grant. "Change in Control" means: (a) a majority of the Board of Directors ceases to consist of Continuing Directors (as hereinafter defined); (b) any person becomes the beneficial owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or

(d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors. "Continuing Directors" means those members of the Board of Directors on the effective date of the Plan or who are elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

     The Company's Board of Directors may terminate, modify or amend the Plan, but no amendment may be made which would, without the approval of the stockholders (i) change the class of employees eligible to receive options payable in Common Stock, (ii) increase the total number of shares reserved for issuance under the Plan or (iii) materially increase the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee may amend the terms of any award or option already granted, provided that any such retroactive amendment is consistent with the provisions of the Plan and does not disqualify an ISO under the provisions of Section 422 of the Internal Revenue Code.

     In the event of certain changes to the outstanding Common Stock such as stock splits, stock dividends, reclassifications or recapitalizations, the Board of Directors shall appropriately adjust the character and number of shares available under the Plan and the Compensation Committee shall appropriately adjust the character, number and price of shares subject to outstanding options to reflect such changes.

     The Plan became effective on the date of its adoption by the Board of Directors. The Plan will terminate upon the earlier of (i) the adoption of a resolution of the Company's Board of Directors to terminate the Plan or (ii) ten years from the effective date of the Plan.

OPTIONS GRANTED UNDER THE STOCK AWARD PLAN

     Because the Plan is discretionary, benefits to be received by individual optionees are not determinable. The following table shows the number of shares of Common Stock issuable upon exercise of stock options granted to the named individuals and groups under the Plan relating to the fiscal year ended November 30, 2001.

                          GROUP OR INDIVIDUAL                                                NUMBER OF OPTIONS
                          -------------------                                                -----------------

     James E. Cayne, Chairman of the Board and Chief Executive Officer ...................          30,851
     Alan C. Greenberg, Chairman of the Executive Committee ..............................          18,702
     Samuel L. Molinaro Jr., Executive Vice President and Chief Financial Officer ........          15,605
     Alan D. Schwartz, President and Co-Chief Operating Officer ..........................          28,934
     Warren J. Spector, President and Co-Chief Operating Officer .........................          29,141
     All current executive officers as a group (8 persons) ...............................         147,603
     All current directors who are not executive officers as a group .....................          21,000
     All employees (who are not executive officers) as a group ...........................       5,890,489

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is based on the Internal Revenue Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Internal Revenue Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Plan participant that may affect the accuracy or applicability of this discussion.

INCENTIVE STOCK OPTIONS ("ISOs")


     Neither the grant nor the exercise of an ISO will be treated as the receipt of taxable income by the employee or a deductible item by the Company. The amount by which the fair market value of the shares issued upon exercise exceeds the option strike price will constitute an item of adjustment that must be taken into account in determining the employee's alternative minimum tax.

     If the employee holds shares acquired by him or her upon the exercise of an ISO until the later of two years from the date of grant of the option and one year from such exercise and has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise, then any gain realized by the employee on a later sale or exchange of such shares will be a capital gain and any loss sustained will be a capital loss. The Company will not be entitled to a tax deduction with respect to any such sale or exchange of ISO shares.

     If the employee disposes of any shares acquired upon the exercise of an ISO during the two-year period from the date of grant of the option or the one-year period beginning on the day after such exercise (i.e., a "dis-qualifying disposition"), the employee will generally be obligated to report as ordinary income for the year in which the disposition occurred the amount by which the fair market value of such shares on the date of exercise of the option (or, as noted in the clause below, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option strike price, and the Company will be entitled to an income tax deduction equal to the amount of such ordinary income reported by the employee on his or her federal income tax return.

     If an ISO holder who has acquired stock upon the exercise of an ISO makes a disqualifying disposition of any such stock, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the ISO holder, then the amount includable in the ISO holder's gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the tax basis of the stock.


NON-QUALIFIED STOCK OPTIONS ("NQSOS")

     In the case of an NQSO, the grant of the option will not result in taxable income to the option holder or an income tax deduction to the Company. The NQSO holder generally recognizes ordinary income at the time the NQSO is exercised in the amount by which the fair market value of the shares acquired exceeds the option strike price. The Company is generally entitled to a corresponding ordinary income tax deduction, at that time, equal to the amount of such ordinary income.

STOCK APPRECIATION RIGHTS ("SARS")

     The granting of SARs does not produce taxable income to participating employees or an income tax deduction for the Company. The exercise of a SAR for cash is immediately taxable as ordinary income to the grantee and deductible by the Company.

LIMITATIONS ON COMPANY DEDUCTIONS; PARACHUTE PAYMENTS

     Under Section 162(m) of the Internal Revenue Code, certain compensation payments in excess of $1,000,000 are subject to a limitation on deductibility by the Company. This limitation on deductibility applies with respect to that portion of compensation in excess of $1,000,000 paid to individual executive officers named in the Summary Compensation Table per taxable year. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by stockholders is not subject to this limitation on deductibility. The Company has structured the Plan with the intention that compensation resulting therefrom would be such performance-based compensation and would be deductible.

     Under certain circumstances, accelerated vesting or exercise of options or SARs in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Sections 280G and 4999 of the Internal Revenue Code. To the extent it is so considered, the optionee or grantee may be subject to an excise tax equal to 20% of the amount of the excess parachute payment and the Company may be denied a tax deduction, with respect to such excess.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK AWARD PLAN.

                              INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors appointed Deloitte & Touche LLP as the Company's independent auditors to conduct the audit of the Company's books and records for the fiscal year ended November 30, 2002. Deloitte & Touche LLP also served as the Company's independent auditors for the previous fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement should they so desire.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended November 30, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $3.8 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Deloitte & Touche for professional services rendered for information technology services relating to financial information system design and implementation for the fiscal year ended November 30, 2001.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended November 30, 2001 were $11.9 million. The aggregate fees billed by Deloitte & Touche for audit related services and tax services for matters such as comfort letters and consents related to registration statements filed with the SEC, agreed upon procedures, reports in connection with securitization activities, due diligence pertaining to acquisitions, consultation on accounting standards or transactions, consultation related to tax planning and tax compliance were $9.7 million. The aggregate fees billed by Deloitte & Touche for all other services were $2.2 million, including $1.8 million of fees billed by Deloitte Consulting for other system design and implementation. Deloitte & Touche has recently announced its intent to separate Deloitte Consulting from the firm.

FUND RELATED FEES


     The Company offers investment products, including money market, equity and fixed income funds ("Funds"). Deloitte and Touche provides audit and other services to certain of these Funds. The aggregate fees billed by Deloitte and Touche for such services in fiscal 2001 were approximately $1.4 million.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.


                                  OTHER MATTERS

     At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting in connection therewith, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares which they represent.

         SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     In accordance with rules promulgated by the Securities and Exchange Commission, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2003 Annual Meeting must do so no later than November 4, 2002.

     In addition, in accordance with Article VI, Section 2 of the Restated Certificate of Incorporation, in order to be properly brought before the 2003 Annual Meeting, a matter must have been (i) specified in a written notice of such meeting (or any supplement thereto) given to the stockholders by or at the direction of the Board of Directors (which would be accomplished if a stockholder proposal were received by the Secretary of the Company as set forth in the preceding paragraph), (ii) brought before such meeting at the direction of the Board of Directors or the Chairman of the meeting, or (iii) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting or a duly autho-rized proxy for such stockholder, which conforms to the requirements of Article VI, Section 2 of the Restated Certificate of Incorporation and is delivered personally to, or mailed to and received by, the Secretary of the Company at the address below not less than 10 days prior to the first anniversary of the date of the notice accompanying this Proxy Statement; provided, however, that such notice need not be given more than 75 days prior to the 2003 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to the foregoing clause (iii) in connection with the 2003 Annual Meeting must be received no later than February 22, 2003.

                         STOCKHOLDERS SHARING AN ADDRESS


     In accordance with a notice sent to certain street-name stockholders of the Company who share a single address, only one copy of this Proxy Statement and the Company's 2001 Annual Report to Stockholders is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce the Company's printing and postage costs.

     However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or the Company's 2001 Annual Report to Stockholders, such stockholder may contact the Investor Relations Department of the Company at 383 Madison Avenue, New York, New York 10179, telephone (212) 272-2000, and the Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact the Investor Relations Department using the above contact information if such stockholder would like to receive separate proxy statements and annual reports in the future.

     If you are a street-name stockholder who is receiving multiple copies of the Company's annual report and proxy statement, you may request householding in the future by following the instructions on this year's street-name voting instruction form.


                                     REPORTS

     The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2001, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to the Investor Relations Department of the Company at the address below. This Proxy Statement and the Company's 2001 Annual Report to Stockholders and Annual Report on Form 10-K are also available on the Company's website at http://www.bearstearns.com. The 2001 Annual Report to Stockholders, Annual Report on Form 10-K and information on the website other than the Proxy Statement, are not part of the Company's proxy soliciting materials.

                                       By order of the Board of Directors
                                       Kenneth L. Edlow,
                                       Secretary

The Bear Stearns Companies Inc.
383 Madison Avenue
New York, New York 10179
March 4, 2002

                                    EXHIBIT A

                         THE BEAR STEARNS COMPANIES INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

     The members of the Audit Committee shall be appointed by the Board. The Audit Committee shall be governed by a charter and shall be comprised of at least three directors who shall meet the independence and experience requirements of the New York Stock Exchange. The Audit Committee shall assist the Board in monitoring (1) the integrity of the financial statements of the
Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The Audit Committee shall meet at least four times annually and shall make regular reports to the Board. It shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     In fulfilling its responsibilities the Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually, recommend any proposed changes to the Board for approval and ensure inclusion of the Charter in the Company's annual proxy statement at least once every three years.

     2. Review the annual audited financial statements with management, including major issues, if any, regarding accounting principles.

     3.   Review with management and the independent auditor:

          (a)  Significant  financial  reporting  issues and judgements  made in
               connection   with   preparation   of  the   Company's   financial
               statements.

          (b) The adequacy of internal controls that could significantly affect the Company's financial statements.

     4. Ensure review by the independent auditor of the Company's interim financial information prior to the filing of its quarterly report on Securities and Exchange Commission Form 10-Q.

     5. Meet, as necessary, with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's accounting principles and practices as brought to it's attention by the independent auditor, internal auditors, management or as required by professional or regulatory pronouncements and actions.

     7.   Recommend  to  the  Board  the  selection  and   appointment   of  the
          independent auditor, which firm shall be ultimately accountable to the Audit Committee and the Board.

     8. Receive periodic reports from the independent auditor regarding the auditor's independence. Discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action regarding the auditor.

     9. Evaluate after gathering information from management, internal audit and other Board members, the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     10. Review the fees to be paid to the independent auditor as negotiated by management.

     11. Review the appointment and retention of the senior internal auditing executive.

     12. Review, as necessary, with the senior internal auditing executive the Internal Audit Department's responsibility, budget and staffing.

     13. Review significant reports to management prepared by the internal auditing department and management's responses thereto, if any.

     14. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. Such review should include:

          (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          (b)  Any changes required in the planned scope of the audit.

          (c) Any matters communicated by the auditor to management which the auditor views are material weaknesses and reportable conditions of material inadequacies as those terms are defined by the accounting profession or regulators.

     16. Prepare the report required by the rules of the Securities and Exchange Commission (Item 306 of Regulation S-K) to be included in the Company's annual proxy statement.

     17. Discuss with management, the conformity of the Company's subsidiaries and controlled affiliated entities with applicable significant legal requirements and the Company's Code of Conduct and advise the Board of such compliance.

     18. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     19. Meet, as deemed necessary, with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are presented fairly in accordance with generally accepted accounting principles. This is the responsibility of management as to the Company's financial statements and the independent auditor as to the plan, extent and execution of the audit. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor as to the plan and extent of the audits or to assure compliance with laws and regulations and the Company's Code of Conduct.

     Approved by the Audit Committee on March 14, 2000

     Approved by the Board of Directors of The Bear Stearns Companies Inc. on March 15, 2000

                                    EXHIBIT B

                         THE BEAR STEARNS COMPANIES INC.
                          NON-EMPLOYEE DIRECTORS' STOCK
                           OPTION AND STOCK UNIT PLAN

                AS AMENDED AND RESTATED EFFECTIVE JANUARY 8, 2002

     1. PURPOSE. The purpose of The Bear Stearns Companies Inc. Non-Employee Directors' Stock Option and Stock Unit Plan (the "Plan") is to secure for The Bear Stearns Companies Inc. and its successors and assigns (the "Company") and its stockholders the benefits of the incentive inherent in holding an equity interest in the Company's Common Stock, par value $1.00 per share (the "Common Stock"), by the members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"). It is expected that such ownership will provide such Non-Employee Directors with a more direct stake in the future welfare of the Company and encourage them to remain directors of the Company. It is also expected that the Plan will encourage qualified persons to become directors of the Company.

     Pursuant to the Plan, such Non-Employee Directors will be offered the opportunity to acquire Common Stock through the grant of options and will receive Common Stock upon the vesting of restricted stock units. Non-Employee Directors will also have the opportunity to receive Common Stock or options in lieu of a portion of the annual cash retainer otherwise payable to them by the Company.

     2. ADMINISTRATION. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreements ("Agreements") embodying grants of stock options ("Options") and restricted stock units ("Units") (collectively, "Awards") made under the Plan. Subject to the provisions of the Plan, the Board shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Corporation to execute and deliver documents on behalf of the Board and to perform administrative functions under the Plan. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

     3.   SHARES SUBJECT TO GRANTS.

          3.1 NUMBER OF SHARES. Subject to the provisions of Paragraph 15, the number of shares of Common Stock subject at any one time to Awards granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of Options or the vesting of Units, or in lieu of payment of annual cash retainers, shall not exceed 300,000 shares. If and to the extent that Options terminate, expire or are cancelled without having been exercised, or Units are forfeited, the shares of Common Stock covered by such terminated, expired or cancelled Options or forfeited Units shall again be available for issuance or delivery under the Plan, or for the grant of new Awards under the Plan; provided, that the granting and terms of such new Awards shall in all respects comply with the provisions of the Plan.

          3.2 CHARACTER OF SHARES. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

          3.3 RESERVATION OF SHARES. There shall be reserved at all times for sale or issuance under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares set forth in Paragraph 3.1 (less any shares that have been issued pursuant to Awards granted hereunder or in lieu of payment of annual cash retainers).

     4. ELIGIBILITY. Each Non-Employee Director shall be eligible to receive grants of Awards in accordance with the further provisions of the Plan. All Awards granted under the Plan shall be evidenced by an Agreement in such form as the Board shall prescribe from time to time in accordance with the Plan, which Agreement shall include the applicable provisions contained in Paragraphs 6, 7, 8, 9, 11 and 14, as well as such other provisions (not inconsistent with the terms of the Plan) as the Board shall deem appropriate.

     5. GRANT OF OPTIONS. Options shall be granted in the following amounts and on the following dates:

          5.1 OPTION GRANTS TO NON-EMPLOYEE DIRECTORS AT INITIAL EFFECTIVE DATE OF PLAN. An Option to purchase 3,000 shares of Common Stock, subject to adjustment as provided in Paragraph 15, was granted to each Non-Employee Director who was a member of the Board on March 16, 2000, the day following the initial adoption of the Plan by the Board.

          5.2  ANNUAL   OPTION   GRANTS.   Each  person  who  is  or  becomes  a
Non-Employee Director on the date of an annual meeting of the Company's stockholders and whose service will continue after such meeting shall be granted an Option to purchase a number of shares of Common Stock. The number of shares covered by the Option will be equal to the quotient of an amount determined by the Company's Executive Committee divided by the average closing price of the Common Stock for the five trading days immediately preceding the date of such meeting, subject to adjustment as provided in Paragraph 15, effective as of the date of such meeting.

          5.3 ELECTION TO RECEIVE OPTION GRANT IN LIEU OF ANNUAL CASH RETAINER. A Non-Employee Director may elect to receive the grant of an Option in lieu of the payment of up to one-half of the annual cash retainer to be paid by the Company for services rendered. The Option granted shall be for a number of shares of Common Stock having a fair market value as of the date of grant equal to three (3) times the amount of annual cash retainer being exchanged for the Option; an election under this Paragraph 5.3 shall be deemed reduced to the extent necessary to ensure that the Option is granted for a number of whole shares only. The Board shall have the right to reasonably revise this 3:1 exchange ratio from time to time. An election made by a Non-Employee Director pursuant to this Paragraph 5.3 must be made prior to the date on which the cash retainer would otherwise have been payable by the Company.

     6. OPTION PRICE. Subject to Paragraph 15, the option price of each share of Common Stock purchasable under any Option granted under the Plan shall equal the fair market value of such share of Common Stock on the date of grant of the Option.

     For purposes of this Plan, the "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price reported for composite transactions in exchange or quotation system listed securities on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a national securities exchange or quotation system, by such other method as the Board determines in good faith to be reasonable.

     7.   EXERCISABILITY AND DURATION OF OPTIONS.

          7.1  All Options granted under the Plan shall:

               (a) be nonqualified options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"),
               (b) terminate and expire ten (10) years after the date granted, subject to earlier termination as provided in Paragraphs 7.2, 7.3 and 7.4,
               (c) not be exercised for a period of six (6) months from the date of grant subject to Paragraphs 5.1 and 14, and (d) be exercisable in the manner provided in Paragraph 8.

          7.2 TERMINATION OF SERVICE. Subject to Paragraphs 7.3 and 7.4, if a person shall cease to be a Non-Employee Director for any reason while holding an unexercised Option that has not expired, such person, or in the case of his or her death or adjudication of incompetency, his or her executors, administrators, distributees, guardian or legal representative, as the case may be, may, at any time until the earlier to occur of the (y) third anniversary of the date of cessation and (z) the tenth anniversary of the date of grant, exercise the Option with respect to any shares of Common Stock as to which it is exercisable on the date the person ceased to be a Non-Employee Director. To the extent that Options granted hereunder were not exercisable on the date the person ceased to be a Non-Employee Director, such Options shall terminate.

          7.3 PARTICIPATION IN A COMPETING BUSINESS. If a person shall cease to be a Non-Employee Director for any reason while holding an Option that has not expired and has not been fully exercised, such Option will terminate immediately if and at such time as such person, acting alone or with others, directly or indirectly, shall engage, either as employee, employer, independent contractor, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless such person's interest is insubstantial, in any business in an area or region in which the Company or any subsidiary or affiliate conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or any subsidiary or affiliate. The Board shall, in its discretion, determine which lines of business the Company or any subsidiary or affiliate conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company or any subsidiary or affiliate. For purposes of this Paragraph 7.3, a person's interest as a stockholder is insubstantial if it represents beneficial ownership of less than three percent of the outstanding class of stock, and a person's interest as an owner, investor or partner is insubstantial if it represents ownership, as determined by the Board in its discretion, of less than three percent of the outstanding equity of the entity.

          7.4 TERMINATION OF SERVICE WITH CAUSE. In the event such person shall cease to be a Non-Employee Director for Cause while holding an Option that has not expired and has not been fully exercised, such Option shall terminate immediately. Cause means (A) the Non-Employee Director is charged with a felony or commission of any act, which would rise to the level of a felony, (B) the Non-Employee Director is charged with the commission of a lesser crime or offense that adversely impacts on the business or reputation of the Company, (C) the Non-Employee Director is charged with the commission of a dishonest or wrongful act involving fraud, misrepresentation or moral turpitude causing damage or potential damage to the Company or (D) the Non-Employee Director commits a breach of fiduciary duty.

     8. EXERCISE OF OPTIONS. Options granted under the Plan shall be exercised by the Non-Employee Director (or by his or her executors, administrators, distributees, guardian or legal representative as provided in Paragraph 7.2) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased, accompanied by payment of the full exercise price for the shares being purchased. Payment of such exercise price shall be made (a) by check payable to the Company, (b) with the consent of the Board, by delivery of shares of Common Stock already owned by the Non-Employee Director for at least six months (which may include shares received at least six months earlier as the result of a prior exercise of an Option) having a fair market value (determined as of the date such Option is exercised) equal to all or part of the aggregate exercise price,
(c) in accordance with a "cashless exercise" program established by the Board in its sole discretion under which if so instructed by the Non-Employee Director, shares may be issued directly to the Non-Employee Director's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (d) by any combination of (a), (b), or (c) above, or (e) by other means that the Board deems appropriate. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Board may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Board may from time to time prescribe. The date of exercise shall be the date of the Company's receipt of such notice and payment. The Company shall effect the transfer of the shares so purchased to the Non-Employee Director (or such other person exercising the Option pursuant to Paragraph 7.2) as soon as practicable. No Non-Employee Director or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares subject to an Option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment except as provided under Paragraph 15. In no event may any Option granted hereunder be exercised for a fraction of a share.

     9. NON-TRANSFERABILITY OF OPTIONS. Except as provided herein, no Option granted under the Plan or any right evidenced thereby shall be transferable by the Non-Employee Director other than by will or by the laws of descent and distribution, and an Option may be exercised, during the lifetime of a Non-Employee Director, only by such Non-Employee Director. Notwithstanding the preceding sentence, the Non-Employee Directors with the approval of the Committee, may transfer his or her Options for no consideration to or for the benefit of the Non-Employee Director's spouse, parents, children (including stepchildren or adoptive children), grandchildren, or siblings, or to a trust for the benefit of any of such persons.

     10. DEFERRAL OF OPTIONS. Subject to rules prescribed by the Board, a Non-Employee Director may elect to defer receipt of shares of Common Stock which would otherwise be received upon exercise of an Option. Such an election must be made at least six month prior to the exercise of the Option and must be irrevocable.

     11.  RESTRICTED STOCK UNITS.

          11.1 IN GENERAL. Each person who is or becomes a Non-Employee Director on the date of an annual meeting of the Company's stockholders and whose service will continue after such meeting shall be granted the number of Units equal to the quotient of an amount determined by the Company's Executive Committee divided by the average closing price of the Common Stock for the five trading days immediately preceding the date of such meeting, subject to adjustment as provided in Paragraph 15, effective as of the date of such meeting. Each Award shall be evidenced by an Agreement which shall set forth the terms and conditions of such Award, including without limitation, the date or dates upon which such Award shall vest and the circumstances (including, without limitation, Termination of Service, as described in Paragraph 11.4) under which such Award shall not vest. The Award shall also be subject to such other terms and conditions not inconsistent herewith as the Board shall determine and prescribe in the applicable Agreement.

          11.2 NATURE OF RESTRICTED STOCK UNITS; ACCOUNTS. Each Unit represents a right to receive one share of Common Stock at settlement upon vesting of the Unit, subject to a risk of cancellation and to the other terms and conditions set forth in the Plan and the Agreement. The Board shall establish and maintain an account for each Non-Employee Director to record Units granted to him or her and transactions and events affecting such Units. Units and other items reflected in the account will represent only bookkeeping entries and shall evidence unfunded obligations of the Company.

          11.3 VESTING AND SETTLEMENT DATE. Except as otherwise provided in Paragraph 11.4 or Paragraph 14, outstanding Units will vest and will be automatically settled on the date six months after the date of grant of the Unit.

          11.4 TERMINATION OF SERVICE. If a person shall cease to be a Non-Employee Director for any reason (other than disability or death) while holding an unvested Unit, such Unit shall not vest and shall be immediately cancelled for no value. If a person shall die or become disabled while a Non-Employee Director, any unvested Units shall immediately vest, and shall be settled as of the date of his or her termination of service as a Non-Employee Director. For purposes of this Paragraph 11.4, a Non-Employee Director shall be considered to be disabled if he or she is unable to perform the duties of a director due to a medically-determinable physical or mental impairment, as determined by the Board on the basis of such evidence, including independent medical reports, as it deems necessary.

          11.5 DIVIDEND EQUIVALENTS. Units granted to a Non-Employee Director shall be credited with dividend equivalents as provided in this Paragraph 11.5. Additional Units resulting from dividend equivalents shall be subject to the same terms and conditions as the underlying Units, as set forth in the Agreement evidencing the Award.

               (i) CASH DIVIDENDS. If the Company declares and pays a cash dividend on Common Stock, then a number of additional Units shall be credited to the Non-Employee Director as of the payment date for such dividend equal to (A) the number of non-vested Units credited to the Non-Employee Director as of the record date for such dividend, multiplied by (B) the amount of cash actually paid as a dividend on each share at such payment date, divided by (C) the fair market value of a share of Common Stock at the ex-dividend date.

               (ii) NON-STOCK  DIVIDENDS.  If the  Company  declares  and pays a dividend on Common Stock in the form of property other than shares of Common Stock, then a number of additional Units shall be credited to the Non-Employee Director as of the payment date for such dividend equal to (A) the number of Units credited to the Non-Employee Director as of the record date for such dividend, multiplied by (B) the fair market value of any property other than shares actually paid as a dividend on each share at such payment date, divided by (C) the fair market value of a share of Common Stock at the ex-dividend date.

               (iii)MODIFICATIONS   TO  DIVIDEND   EQUIVALENTS   POLICY.   Other
                    provisions of this Paragraph 11.5 notwithstanding, the Board may modify the manner of payment or crediting of dividend equivalents hereunder for administrative convenience or for any other reason.

          11.6 RESTRICTION ON TRANSFERABILITY. A Non-Employee Director shall not be permitted to sell, transfer, pledge, or otherwise encumber the Units granted to him or her, or the shares that are scheduled to be issued in settlement of such Units prior to issuance of such shares.

          11.7 DELIVERY OF SHARES IN SETTLEMENT OF RESTRICTED STOCK UNITS; FRACTIONAL SHARES. The Company shall make delivery of shares hereunder in settlement of Units by either delivering one or more certificates representing such shares to the Non-Employee Director, registered in the name of the Non-Employee Director (and any joint name, if so directed by the Non-Employee Director), or by depositing such shares into an account maintained for the Non-Employee Director (or of which the Non-Employee Director is a joint owner, with the consent of the Non-Employee Director) by a broker-dealer affiliated with the Company. If the Company settles Units by making a deposit of shares into such an account, the Company may settle any fractional Unit by means of such deposit. In other circumstances, the Company shall instead pay cash in lieu of fractional shares, on such basis as the Board may determine. In no event will the Company in fact issue fractional shares. The Board shall determine whether, prior to settlement, Units will be reflected as whole Units only or include fractional Units and related terms.

     12. ELECTION TO RECEIVE COMMON STOCK IN LIEU OF ANNUAL CASH RETAINER. In addition to the election described in Paragraph 5.3, a Non-Employee Director may elect to receive shares of Common Stock in lieu of the payment of a portion of the annual cash retainer to be paid by the Company for services rendered. Such an election may be made with respect to up to one half of the annual cash retainer to which the Non-Employee Director is entitled, reduced by the amount (if any) with respect to which an election described in Paragraph 5.3 has been made. A Non-Employee Director making this election will receive a number of shares of Common Stock having a fair market value as of the date of grant equal to the amount of annual cash retainer being exchanged for the shares. An election under this Paragraph 12 shall be deemed reduced to the extent necessary to prevent the issuance of fractional shares. An election made by a Non-Employee Director pursuant to this Paragraph 12 must be made prior to the date on which the cash retainer would otherwise have been payable by the Company.

     13. RESTRICTIONS ON DELIVERY AND SALE OF SHARES. Each Award granted under the Plan is subject to the condition that if at any time the Board, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law or compliance with another legal obligation is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to the Award may be withheld unless and until such listing, registration, qualification or compliance, shall have been effected. The Board may require, as a condition of issuance of shares upon the exercise of any Option or the vesting of any Unit that the Non-Employee Director represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933. The Board may require that the sale or other disposition of any shares acquired upon exercise of an Option hereunder shall be subject to a right of first refusal in favor of the Company, which right shall permit the Company to repurchase such shares from the Non-Employee Director or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the Agreement evidencing the grant of the Option. The Company may endorse on certificates representing shares issued upon the exercise of an Option or the vesting of any Unit such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     14.  CHANGE IN CONTROL.

          (a) In the event of a Change in Control of the Company, as defined below, the Board may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Non-Employee Directors:

               (i)  accelerate the vesting or exercisability of any Award;

               (ii) offer to purchase any outstanding  Options or Units from the holder for their equivalent cash value, as determined by the Board, as of the date of the Change in Control; or

               (iii)make adjustments or  modifications to outstanding  Awards as the Board deems appropriate to maintain and protect the rights and interests of the Non-Employee Directors following such Change in Control.

     Any such action approved by the Board shall be conclusive and binding on the Company, its subsidiaries and all Non-Employee Directors.

          (b) To the extent not otherwise defined in this Plan, the following terms used in this Paragraph 14 shall have the following meanings:

     "Associate" of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and
(c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

     "Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Associates of such Person.

     "Change in Control" means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

     "Continuing Director" means any member of the Board of Directors who is a member on the effective date of the Plan as set forth in Paragraph 18 or who is first elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

     "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

     15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or other property), Common Stock dividend, forward or reverse split, recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of an Award holder's rights under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares reserved and available for issuance under Paragraph 3, (ii) the number of shares subject to Options initially granted under Paragraph 5.1 and the kind of shares granted under Paragraph 5, (iii) the number and kind of shares deliverable upon exercise of outstanding Options, and the exercise price per share thereof (provided that no fractional shares will be delivered upon exercise of any Option), (iv) the number and kind of shares deliverable upon vesting of outstanding Units, (v) the number and kind of shares deliverable in lieu of annual cash retainers pursuant to Paragraph 12, and (vi) the fair market value of shares determined under Paragraph 6.

     16.  EXPIRATION AND TERMINATION OF THE PLAN.

          16.1 GENERAL. The Plan shall expire at such time as no shares remain available for grant of Awards and no Awards remain outstanding (the "Expiration Date"). Outstanding Awards shall remain in effect until they have been exercised, become vested, or have terminated or expired. The Plan may be terminated, modified or amended by the Board of Directors at any time on or prior to the Expiration Date; provided, however, that the approval of the Company's stockholders will be required for any amendment to the extent required under any law or regulation; and provided further, that any amendments that materially impair the rights of a holder of an outstanding Award shall be effective as to such Award only if consented to by such holder.

          16.2 MODIFICATIONS. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan. In addition, the option price of an Option may not be changed after grant, other than in the case of an adjustment described in Paragraph 15.

     17. MISCELLANEOUS PROVISIONS OF THE PLAN. The following are miscellaneous provisions of the Plan:

          17.1 Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

          17.2 The expenses of the Plan shall be borne by the Company.

          17.3 If an Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Non-Employee Director or by the guardian or legal representative of a Non-Employee Director, or if a Unit vests by reason of the death or disability of the Non-Employee Director, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option, or receiving the Common Stock, are the duly appointed legal representatives of the Non-Employee Director or of the deceased Non-Employee Director's estate or the proper legatees or distributees of such estate.

     18. EFFECTIVE DATE OF PLAN. The Non-Employee Directors' Stock Option Plan became effective on March 15, 2000; this amended and restated Plan shall become effective on January 8, 2002, the date of its adoption by the Board of Directors, subject, however, to the approval of the amended and restated Plan by the Company's stockholders.

     19. GOVERNING LAW. The Plan shall be governed by the laws of the State of New York, without reference to the principles of conflicts of law.

                                    EXHIBIT C

                         THE BEAR STEARNS COMPANIES INC.
                                STOCK AWARD PLAN

                   (AMENDED AND RESTATED AS OF MARCH 29, 2001)

     1. PURPOSE. The purpose of The Bear Stearns Companies Inc. Stock Award Plan (the "Plan") is to secure for The Bear Stearns Companies Inc. and its successors and assigns (the "Company") and its stockholders the benefits of the additional incentive, inherent in the ownership of the Company's common stock, par value $1.00 per share (the "Common Stock"), by selected key employees of the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and to help the Company and its subsidiaries secure and retain the services of such persons. Compensation awarded under the Plan is intended to qualify for tax deductibility pursuant to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute or statutes (the "Code"), to the extent deemed appropriate by the Committee (as defined in Paragraph 2.1).

     Pursuant to the Plan, such employees will be offered the opportunity to acquire Common Stock through the grant of options and stock appreciation rights in tandem with such options. Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of
Section 422 of the Code, or "nonqualified stock options." For purposes of the Plan, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code.

     2.   COMMITTEE.

          2.1 ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Any vacancy on the Committee, whether due to action of the Board of Directors or due to any other cause, may be filled, and shall be filled if required to maintain a Committee of at least two disinterested persons, by resolution adopted by the Board of Directors. For purposes of the Plan, a person shall be deemed to be a "disinterested person" if, at the time of reference, such person is not, and has not been at any time during the preceding one-year period, eligible to participate in the Plan or any other plan of the Company or any of its affiliates entitling participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. Notwithstanding any of the foregoing, the Board of Directors may designate one or more persons, who at the time of such designation are not disinterested persons, to serve on the Committee effective upon the date such person or persons qualify as disinterested persons.

          2.2 PROCEDURES. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the administration of the Plan. A majority of the whole Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee.

          2.3 INTERPRETATION. The Committee shall have full power and authority to interpret the provisions of the Plan and any agreement evidencing options granted under the Plan, and to determine any and all questions arising under the Plan, and its decisions shall be final and binding on all participants in the Plan.

     3.   SHARES SUBJECT TO GRANTS.

          3.1 NUMBER OF SHARES. Subject to the provisions of Paragraph 17 (relating to adjustments upon changes in capitalization), the number of shares of Common Stock subject at any one time to options granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted under the Plan, shall not exceed 24,000,000 shares. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, new options may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options; provided, that the granting and terms of such new options shall in all respects comply with the provisions of the Plan.

          3.2 CHARACTER OF SHARES. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

          3.3 RESERVATION OF SHARES. There shall be reserved at all times for sale or award under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares set forth in Paragraph 3.1.

     4. EMPLOYEES ELIGIBLE. Options may be granted under the Plan to any key employee of the Company or any of its subsidiaries, or to any prospective key employee of the Company or any of its subsidiaries, conditioned upon, and effective not earlier than, such person's becoming an employee. Directors and executive officers shall be eligible to receive grants under the Plan only if they are also key employees of the Company or any of its subsidiaries. Notwithstanding the foregoing:

          (a) No member of the Committee, while serving as such, shall be eligible to receive any grants under the Plan and no person designated by the Board of Directors pursuant to Paragraph 2.1 to serve on the Committee effective at the time he or she qualifies as a disinterested person shall be eligible to receive any grants under the Plan during the period from the date such designation is made to the date such designation becomes effective.

          (b) No incentive stock options may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), at the time the incentive stock option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the employee's employer corporation or of its parent, if any, or any of its subsidiaries, unless the option price is at least 110% of the fair market value of the shares subject to the option, determined on the date of the grant, and the option by its terms is not exercisable after the expiration of five years from the date such option is granted.

          (c) In each calendar year during any part of which the Plan is in effect, no Participant (as defined below) may be granted options relating in the aggregate to more than 1,000,000 shares of Common Stock, subject to adjustment as provided in Paragraph 17.

     An individual receiving any option under the Plan is hereinafter referred to as a "Participant." Any reference herein to the employment of a Participant by the Company shall include (i) his or her employment by the Company or any of its subsidiaries, and (ii) with respect to a Participant who was not an employee of the Company or any of its subsidiaries at the time of grant of his or her option, his or her period of service in the capacity for which the option was granted. For all purposes of this Plan, the time at which an option is granted, in the case of the grant of an option to a key employee shall be deemed to be the effective date of such grant.


     5.   GRANT  OF  OPTIONS.   The  Committee  shall   determine,   within  the
limitations of the Plan, the persons to whom options are to be granted, the number of shares that may be purchased under each option, the option price, and shall designate options at the time of grant as either "incentive stock options" or "nonqualified stock options"; provided, that the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options become exercisable for the first time by any Participant (as defined in Paragraph 4) in any calendar year (under all stock option plans of the employee's employer corporation and its parent, if any, and its subsidiaries) shall not exceed $100,000 (the provisions of Section 422(d) of the Code are intended to govern). In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into consideration the person's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant. Each option granted under the Plan shall be evidenced by a written agreement between the Company and the Participant containing such terms and conditions and in such form, not inconsistent with the provisions of the Plan or, with respect to incentive stock options, Section 422 of the Code, as the Committee shall provide.


     6. OPTION PRICE. Subject to Paragraph 17, the option price of each share of Common Stock purchasable under any incentive stock option or non-qualified stock option granted under the Plan shall not be less than the fair market value of such share of Common Stock at the time the option is granted. The option price of an option issued in a transaction described in Section 424(a) of the Code shall be an amount which conforms to the requirements of that Section and the regulations thereunder.

     For purposes of this Plan, the "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Committee determines in good faith to be reasonable.

     7. STOCK APPRECIATION RIGHT. The Committee, in its sole discretion, may in connection with the grant of any option also grant to the Participant a stock appreciation right. Such stock appreciation right shall be granted by the Committee simultaneously with the grant of the related stock option. A stock appreciation right shall be exercised in the manner provided in Paragraph 9, and shall result in the cancellation of options on shares with respect to which the Participant exercises a stock appreciation right, and, upon such exercise, the Company shall pay to the Participant an amount equal to the excess of the fair market value of such shares with respect to which options are cancelled on the date of exercise over the option price of such shares. A stock appreciation right shall be exercisable to the same extent and under the same conditions as the underlying option, except that a stock appreciation right granted in connection with an incentive stock option may be exercised only when the fair market value of the shares subject to the option exceeds the option price of such shares. Payments on the exercise of stock appreciation rights shall be made by the Company in cash to the Participant as soon as practicable following exercise.

     8.   EXERCISABILITY AND DURATION OF OPTIONS.

          8.1 DETERMINATION OF COMMITTEE; ACCELERATION. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the agreement evidencing the option. Subsequent to the grant of an option which is not immediately exercisable in full, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part.

          8.2 AUTOMATIC TERMINATION. The unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (a) The expiration of ten years from the date on which such option was granted;

               (b) The expiration of 30 days from the date of termination of the Participant's employment by the Company unless a longer period is provided by the Committee (other than a termination described in subparagraph (c) below or in the event of termination as a result of death, in which case expiration will be at the end of the term set forth in the option agreement or such other time specified therein);

               (c) The termination of the Participant's employment by the Company if such termination constitutes or is attributable to a breach by the Participant of an employment or consulting agreement with the Company or any of its subsidiaries, or if the Participant is discharged or his or her services are terminated for cause; or

               (d) The expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

     The Committee or the Board of Directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the Participant has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Committee or the Board of Directors shall be final and conclusive.

     9. EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS. Options and stock appreciation rights granted under the Plan shall be exercised by the Participant (or by his or her executors or administrators, as provided in Paragraph 10) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased or the number of shares with respect to which stock appreciation rights are being exercised, accompanied, in the case of an option, by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, (b) with the consent of the Committee, by delivery of shares of Common Stock already owned by the Participant for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (c) in accordance with a "cashless exercise" program established by the Committee in its sole discretion under which if so instructed by the Participant, shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (d) by any combination of (a), (b), or (c) above, or (e) by other means that the Committee deems appropriate. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. The date of exercise shall be the date of the Company's receipt of such notice. The Company shall effect the transfer of the shares so purchased to the Participant (or such other person exercising the option pursuant to Paragraph 10 hereof) as soon as practicable. No Participant or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the

Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. In no event may any option granted hereunder be exercised for a fraction of a share.

     10. NON-TRANSFERABILITY OF OPTIONS. Except as provided herein, no option granted under the Plan or any right evidenced thereby shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of a Participant, only by such Participant. Notwithstanding the preceding sentence: (a) in the event of a Participant's death during his or her employment by the Company, its parent, if any, or any of its subsidiaries, or during the 30 day period following the date of termination of such employment, his or her options shall thereafter be exercisable, during the period set forth in the option agreement, or, if no period is specifically set forth, during the remaining term of the option, by his or her executors or administrators; and (b) the Participant, with the approval of the Committee, may transfer his or her options (other than incentive stock options) for no consideration to or for the benefit of the Participant's spouse, parents, children (including stepchildren or adoptive children), grandchildren, or siblings, or to a trust for the benefit of any of such persons.

     11. RELOAD OPTIONS. At the time an option (the "original option") is granted, the Committee may also authorize the grant of a "reload option," which shall be subject to the following terms:

          (a) The number of shares of Common Stock subject to the reload option shall be the number of shares, if any, used by the Participant to pay the purchase price upon exercise of the original option, plus the number of shares, if any, delivered by the Participant to satisfy the tax withholding requirement relating to such exercise.

          (b)  The reload option shall be a nonqualified stock option.

          (c) The grant of the reload option shall be effective upon the date of exercise of the original option, and the term of the reload option shall be the period, if any, remaining from that date to the date upon which the original option would have expired.

          (d) The grant of the reload option shall not be effective if, on the date of exercise of the original option, the Participant is not employed by the Company.

          (e) Except as specified in (a) through (d) above, the terms of the reload option shall be as prescribed in the preceding Paragraphs of this Plan.

     12. WITHHOLDING TAX. Whenever under the Plan shares of stock are to be delivered upon exercise of a nonqualified stock option, the Company shall be entitled to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto. At the option of the Company, such amount may be remitted by check payable to the Company, in shares of Common Stock (which may include shares received as the result of a prior exercise of an option), by the Company's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right pursuant to the Plan, or any combination thereof. Whenever an amount shall become payable to a Participant in connection with the exercise of a stock appreciation right, the Company shall be entitled to withhold therefrom an amount sufficient to satisfy all federal, state and local withholding tax requirements relating to such amount.

     13. RESTRICTIONS ON DELIVERY AND SALE OF SHARES. Each option granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option may be withheld unless and until such listing, registration or qualification shall have been effected. The Committee may require, as a condition of exercise of any option that the Participant represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933. The Committee may require that the sale or other disposition of any shares acquired upon exercise of an option hereunder shall be subject to a right of first refusal in favor of the Company, which right shall permit the Company to repurchase such shares from the Participant or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the agreement evidencing the grant of the option. The Company may endorse on certificates representing shares issued upon the exercise of an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     14.  CHANGE IN CONTROL.

          (a) In the event of a Change in Control of the Company, as defined below, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

               (i) accelerate the exercisability of any outstanding options awarded pursuant to this Plan;

               (ii) offer to purchase any  outstanding  options made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or

               (iii)make adjustments or modifications to outstanding  options as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such Change in Control.

     Any such action approved by the Committee shall be conclusive and binding on the Company, its subsidiaries and all Participants.

          (b) In no event, however, may (i) any option be exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided in the agreement evidencing the option), or (ii) any option be exercised after ten (10) years from the date it was granted.

          (c) To the extent not otherwise defined in this Plan, the following terms used in this Paragraph 14 shall have the following meanings:

     "Affiliate" means (a) Bear Stearns (b) any other subsidiary of the Company and (c) any other corporation or other entity which is controlled, directly or indirectly, by, or under common control with, the Company and which the Committee designates as an "Affiliate" for purposes of the Plan.

     "Associate" of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and
(c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

     "Bear Stearns" means Bear, Stearns & Co. Inc., a Delaware corporation, and its successors and assigns.

     "Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

     "Change in Control" means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

     "Continuing Director" means any member of the Board of Directors who is a member on the effective date of the Plan as set forth in Paragraph 19 or who is elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

     "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

     15. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or in any option granted under the Plan shall confer upon any Participant the right to continue as an employee of the Company or affect the right of the Company or any of its subsidiaries, to terminate the Participant's employment at any time, subject, however, to the provisions of any agreement of employment between the Participant and the Company, its parent, if any, or any of its subsidiaries.

     16. TRANSFER, LEAVE OF ABSENCE. For purposes of this Plan, neither (i) a transfer of an employee from the Company to a subsidiary or other affiliate of the Company, or vice versa, or from one subsidiary or affiliate of the Company to another, nor (ii) a duly authorized leave of absence, shall be deemed a termination of employment.

     17. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any stock split, stock dividend, reclassification or recapitalization which changes the character or amount of the Company's outstanding Common Stock while any por-tion of any option theretofore granted under the Plan is outstanding but unexercised, the Committee shall make such adjustments in the character and number of shares subject to such options and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to such option immediately prior to such change; provided, however, that no such adjustment shall give any Participant any additional benefits under his or her option; and provided further, that, with respect to any outstanding incentive stock option, if any such adjustment is made by reason of a transaction described in Section 424(a) of the Code, it shall be made so as to conform to the requirements of that Section and the regulations thereunder.

     If any transaction (other than a change specified in the preceding paragraph) described in Section 424(a) of the Code affects the Company's Common Stock subject to any unexercised option theretofore granted under the Plan (hereinafter for purposes of this Paragraph 17 referred to as the "old option"), the Board of Directors or any surviving or acquiring corporation may take such action as it deems appropriate, and in conformity with the requirements of that Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

     If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

     18.  EXPIRATION AND TERMINATION OF THE PLAN.

          18.1 GENERAL. Options may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 19 (the "Expiration Date"), on which date the Plan will expire except as to options then outstanding under the Plan. Such outstanding options shall remain in effect until they have been exercised, terminated or have expired. The Plan may be terminated, modified or amended by the Board of Directors at any time on or prior to the Expiration Date, except with respect to any options then outstanding under the Plan; provided, however, that the approval of the Company's stockholders will be required for any amendment which (i) changes the class of employees eligible for grants, as specified in Paragraph 4, (ii) increases the maximum number of shares subject to grants, as specified in Paragraph 3 (unless made pursuant to the provisions of Paragraph 17) or (iii) materially increases the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          18.2 MODIFICATIONS. No modification, extension, renewal or other change in any option granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan and does not disqualify an incentive stock option under the provisions of Section 422 of the Code. In addition, the option price of an option may not be changed after grant, other than in the case of an adjustment described in Paragraph 14 or pursuant to Paragraph 17.

     19. EFFECTIVE DATE OF PLAN. The Plan shall become effective on September 28, 1999, the date of its adoption by the Board of Directors, subject, however, to the approval of the Plan by the Company's stockholders within 12 months of such adoption.

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


PROXY


                         THE BEAR STEARNS COMPANIES INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS -- MARCH 26,2002 AT 5:00 P.M.

The undersigned stockholder of The Bear Stearns Companies Inc. (the "Company") hereby appoints James E. Cayne and Alan C. Greenberg, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Bear Stearns Auditorium at 383 Madison Avenue, 2nd Floor, New York, New York 10179, at 5:00 P.M. New York City time, on March 26, 2002, and at any adjournments or postponements thereof, with authority to vote all shares of Common Stock of the Company held or owned by the undersigned on February 15, 2002, in accordance with the directions indicated herein.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND PURSUANT TO ITEM 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED HEREIN, "FOR" APPROVAL OF AN AMENDMENTS TO THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN AND "FOR" APPROVAL OF AN AMENDMENT TO THE STOCK AWARD PLAN TO INCREASE THE NUMBER OF SHARES SUBJECT TO AWARDS GRANTED UNDER THE STOCK AWARD PLAN.



                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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
                                               Please mark     ___
                                               your votes as  | X |
                                               indicated in   |___|
                                               this example






                                  FOR ALL NOMINEES            WITHHOLD AUTHORITY
                                    LISTED BELOW                  TO VOTE FOR
                                (EXCEPT AS MARKED TO             ALL NOMINEES
                                 THE CONTRARY BELOW)             LISTED BELOW

Item 1. ELECTION OF DIRECTORS            ___                          ___
        Nominees for Directors:         |   |                        |   |
        James E. Cayne,                 |___|                        |___|
        Carl D. Glickman,
        Alan C. Greenberg,
        Donald J. Harrington,
        William L. Mack,
        Frank T. Nickell,
        Frederic V. Salerno,
        Alan D.  Schwartz,
        Warren J. Spector,
        Vincent Tese and
        Fred Wilpon.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE NAMED ABOVE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME)

                                    FOR          AGAINST        ABSTAIN

Item 2. APPROVAL OF                 ___            ___            ___
        AMENDMENTS TO              |   |          |   |          |   |
        THE NON-EMPLOYEE           |___|          |___|          |___|
        DIRECTORS' STOCK
        OPTION PLAN:

Item 3. APPROVAL OF                 ___            ___            ___
        AN AMENDMENT               |   |          |   |          |   |
        TO THE STOCK               |___|          |___|          |___|
        AWARD PLAN:

Item 4. In their discretion, the proxies are authorized to vote upon such other
        business  as  may   properly  be  presented  at  the  meeting  or  any
        adjournments or postponements thereof.




Signature(s)
            --------------------------------------------------------------------
Date                     , 2002
     -------------------

(Please date and sign exactly as name appears hereon. When signing as attorney, administrator, trustee, custodian or guardian, give full title as such. Where more than one owner, all should sign. Proxies executed by a partnership or corporation should be signed in the full partnership or corporate name by a partner or authorized officer.)

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